UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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ENTEGRA FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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14 One Center Court

Franklin, North Carolina 28734

(828) 524-7000

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 21, 2015

To our Shareholders:

Notice is hereby given that the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of Entegra Financial Corp. (the “Company”) will be held as follows:

Place:	Corporate Center
14 One Center Court
Franklin
North Carolina 28734

Date:	May 21, 2015

Time:	10:00 a.m., Eastern Time

The purpose of the Annual Meeting is to consider and act upon the following proposals:

1.	To elect nine (9) members to the Board of Directors for the terms specified;

2.	To approve the Entegra Financial Corp. 2015 Long-Term Stock Incentive Plan;
3.	To ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and
4.	To consider such other business as may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors is not aware of any other business to be conducted at the Annual Meeting.

Holders of record of shares of common stock at the close of business on April 1, 2015, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

This 6th day of April, 2015.	Yours very truly,

Fred H. Jones
Chairman

It is extremely important that your shares of common stock be represented regardless of the number you own. Whether or not you expect to be present at the Annual Meeting, please sign and return your proxy card to us in the enclosed envelope at your earliest convenience. You may also vote your shares over the Internet or by using a toll-free number. In the event that you attend the Annual Meeting in person, you may revoke your proxy and vote your shares in person.

___________________________________________

PROXY STATEMENT

____________________________________________

Annual Meeting of Shareholders

To Be Held on May 21, 2015

____________________________________________

This Proxy Statement is being mailed to our shareholders on or about April 10, 2015 for solicitation of proxies by the Board of Directors (the “Board”) of your company, Entegra Financial Corp. Our principal executive offices are located at 14 One Center Court, Franklin, North Carolina 28734.

In this Proxy Statement, terms such as “we,” “us,” “our” and the “Company” refer to Entegra Financial Corp. and, for periods prior to September 30, 2014, Macon Bancorp, the North Carolina chartered mutual holding company which was merged into Entegra Financial Corp. upon completion of the Company’s stock offering and the mutual-to-stock conversion of Macon Bancorp; the term “Bank” refers to Macon Bank, Inc., our wholly-owned, North Carolina-chartered savings bank subsidiary; the terms “you” and “your” refer to the shareholders of the Company; and the term “common stock” refers to the Company’s common stock, no par value per share.

The Notice, Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2014 are also available at www.snl.com/IRWebLinkX/corporateprofile.aspx?iid=4290505. You may also access the above off-site website by going to www.maconbank.com, under the heading Investor Relations.

INFORMATION ABOUT THE ANNUAL MEETING

Your vote is very important. For this reason, our Board is requesting that you allow your shares of common stock to be represented at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) by the proxies named on the enclosed proxy card.

When is the Annual Meeting?	May 21, 2015 at 10:00 a.m., Eastern Time
Where will the Annual Meeting be held?	At our Corporate Center, 14 One Center Court, Franklin, North Carolina 28734
What items will be voted on at the Annual Meeting?

1.      ELECTION OF DIRECTORS. To elect nine (9) members to the Board of Directors for the terms specified;

2.      APPROVAL OF THE LONG-TERM STOCK INCENTIVE PLAN. To approve the Entegra Financial Corp. 2015 Long-Term Stock Incentive Plan (the “2015 Long-Term Stock Incentive Plan”).

3.      RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

4.      OTHER BUSINESS. To consider such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. The Board is not aware of any other business to be conducted at the Annual Meeting.

Who can vote?	Only holders of record of shares of common stock at the close of business on April 1, 2015 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. On the Record Date, there were 6,546,375 shares of common stock outstanding and entitled to vote and approximately 1,085 beneficial owners, including approximately 383 shareholders of record. There is no other class of voting stock outstanding.
How do I vote by proxy?

You may vote your shares by marking, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. The shares represented by a proxy card will be voted at the Annual Meeting if the proxy card is properly signed, dated and received by Computershare Trust Company, N.A. (“Computershare”), our transfer agent, prior to the time of the Annual Meeting. You may also vote your shares over the Internet or by using a toll-free number. You should refer to the proxy card or the information forwarded by your bank, broker or other holder of record to see what voting options are available to you.

If you return your signed proxy card before the Annual Meeting, the proxies (our Board) will vote your shares as you direct.

The Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on May 20, 2015. If you vote over the Internet you may incur costs, such as telephone, and Internet access charges for which you will be responsible. If you are interested in voting via the Internet or telephone, specific instructions are shown on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your instructions have been properly recorded. In the event that the proxy card does not reference Internet or telephone voting information, please complete and return the proxy card in the self-addressed, postage-paid envelope provided.

You may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting on Proposals 1, 2, 3 and any other items of business at the Annual Meeting. If a nominee becomes unavailable for election at any time at or before the Annual Meeting, the proxies may vote your shares for a substitute nominee.

If you return your signed proxy card but do not specify how you want to vote your shares, the proxies will vote them “FOR” the election of all of our nominees, “FOR” the approval of the 2015 Long-Term Stock Incentive Plan, and “FOR” the ratification of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. If any other matters are properly presented for consideration at the Annual Meeting, the persons named as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If your shares are held in the name of a broker or other nominee (i.e., held in “street name”), you will need to obtain a proxy instruction form from the broker or other nominee holding your shares and return the form as directed by your broker or other nominee.

We are not aware of any other matters to be brought before the Annual Meeting. If matters other than those discussed above are properly brought before the Annual Meeting, the proxies may vote your shares in accordance with their best judgment.

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How do I change or revoke my proxy?

You may change or revoke your proxy at any time before it is voted at the Annual Meeting in any of three ways: (i) by delivering a written notice of revocation to Computershare; (ii) by delivering another properly signed proxy card to Computershare with a more recent date than that of the proxy first given; or (iii) by attending the Annual Meeting and voting in person. You should deliver your written notice or superseding proxy to Computershare at the address noted on the proxy card. You may also revoke your proxy or change your vote with a timely and valid later Internet or telephone vote.

How many votes may I cast?	You are entitled to one vote for each share of common stock held of record on April 1, 2015 on each nominee for election and on each other matter presented for a vote at the Annual Meeting. You may not vote your shares cumulatively in the election of directors.
How many votes are required to approve the proposals?

Director nominees will be elected by the affirmative vote of the majority of votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting, with a plurality vote standard for a contested director election, that is, when the number of director nominees exceeds the number of Board seats for which elections are being held. Abstentions from voting, as well as broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal to elect directors.

The proposal to approve the 2015 Long-Term Stock Incentive Plan will be approved by the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting. Abstentions from voting, broker non-votes, if any, or the failure to vote will have the same effect as voting against the 2015 Long-Term Stock Incentive Plan.

The proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for 2015 will be approved if the votes cast in favor exceed the votes cast in opposition. Abstentions from voting, as well as broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal to ratify Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for 2015.

Any other matters properly coming before the Annual Meeting will require such shareholder approval as is required by applicable law or our governing documents.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum at the Annual Meeting or any adjournment(s) thereof.

A “broker non-vote” occurs when a broker or other nominee who holds shares for another does not vote on a particular matter because the broker or other nominee does not have discretionary authority on that matter and has not received instructions from the owner of the shares.

In the event there are insufficient votes present at the Annual Meeting for a quorum or to approve any proposal, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

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What constitutes a “quorum” for the Annual Meeting?	A majority of our outstanding shares entitled to vote at the Annual Meeting, present in person or represented by proxy, constitutes a quorum (a quorum is necessary to conduct business at the Annual Meeting). Your shares will be considered part of the quorum if you have voted by proxy. Once a share is represented for any purpose at the Annual Meeting, it is deemed present for quorum purposes for the remainder of the Annual Meeting or for any adjournment(s) thereof. Abstentions and broker non-votes count as shares present at the Annual Meeting for purposes of determining a quorum.
How are the votes counted?	Computershare, our transfer agent, has been appointed by the Board as the Inspector of Elections for the Annual Meeting. It will tabulate the votes received for each nominee for director and all other items of business at the Annual Meeting. Computershare will announce at the Annual Meeting and will subsequently certify to the Board, the results of the election of directors and all other items of business voted on at the Annual Meeting.
How do I obtain directions to the Annual Meeting?	You may obtain directions to the Annual Meeting by contacting Marcia J. Ringle, Senior Vice President and Corporate Secretary, at (828) 524-7000.

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Who pays for the solicitation of proxies?	We will pay the cost of preparing, printing and mailing materials in connection with this solicitation of proxies. In addition to solicitation by mail, officers, directors (including those nominees for election as a director) and employees of the Company and the Bank may make solicitations personally, by telephone or otherwise without additional compensation for doing so. We reserve the right to engage a proxy solicitation firm to assist in the solicitation of proxies for the Annual Meeting. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of shares or otherwise in connection with this solicitation of proxies.
When are proposals for the 2016 Annual Meeting of Shareholders due?

It is presently anticipated that the 2016 Annual Meeting of Shareholders of the Company will be held in May of 2016. To be considered for inclusion in the proxy solicitation materials of the Board for the 2016 Annual Meeting, shareholder proposals must be received by the Secretary of the Company at our principal executive offices at 14 One Center Court, Franklin, North Carolina 28734 no later than December 18, 2015. To be eligible for inclusion, a proposal must comply with our Bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Any proposal not intended to be included in the proxy statement for the 2016 Annual Meeting, but intended to be presented from the floor at that Annual Meeting, must have been received by us at our principal executive offices listed above no later than February 5, 2016.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws provide for a board of directors consisting of not less than five nor more than 20 directors, the exact number to be determined by resolution of a majority of the Board or by resolution properly adopted by the shareholders at a shareholders’ meeting. The Board has set the number of directors at nine.

The Company’s Articles of Incorporation and Bylaws provide that, at all times that the total number of directors is fixed at nine or more, the directors shall be divided into three classes, as nearly equal as possible in number as may be, to serve in the first instance for terms of one, two and three years, respectively, from the date each such class of directors takes office or until their earlier death, resignation, retirement, removal or disqualification or until their successors shall be elected and qualify, and thereafter the successors in each class of directors shall be elected for terms of three years or until their earlier death, resignation, retirement, removal or disqualification. In the event of any increase or decrease in the authorized number of directors, each director then serving as such will nevertheless continue as a director until the expiration of the director’s current term or the director’s earlier death, resignation, disqualification or removal. In the event of the death, resignation, removal or disqualification of a director during the director’s elected term of office, the Board or the Company’s shareholders, may appoint the director’s successor, who will serve until the next annual shareholders’ meeting at which directors are elected. As a result, there are three classes of directors to be elected at the Meeting for one, two and three year terms. Thereafter, so long as the number of directors remains nine or more, the successors in each class of directors will be elected for terms of three years each or until their earlier death, resignation, retirement, removal, or disqualification or until their successors are elected and qualify.

The Board has nominated the nine persons named below for election as directors to serve for the terms specified, or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualified. All of the director nominees currently serve as directors of the Company and the Bank. If all of the director nominees are elected, there will be nine directors serving on the Board following the Annual Meeting.

The persons named as proxies in the accompanying proxy card intend to vote “FOR” the nine nominees listed below as directors for the terms specified, unless authority to vote is withheld or any proxies are duly revoked. Each nominee has consented to serve as a director of the Company if elected. If, at the time of the Annual Meeting, a nominee is unable or unwilling to serve, the discretionary authority provided in the accompanying proxy card will be exercised to vote for such other person for the office of director as may be nominated by the Board. Proxies cannot be voted for a greater number of nominees than the number named in this Proxy Statement. The present Board has no reason to believe that any of the nominees named will be unable to serve if elected to office.

Each of the nominees brings special skills and attributes to the Board through a variety of levels of education, business experience, director experience, banking experience, philanthropic interests, and community involvement. Additional information about each nominee and his or her special skills is provided below. The age of each director is as of April 1, 2015.

CLASS I - NOMINEES FOR ELECTION AS A DIRECTOR

TO SERVE UNTIL THE 2016 ANNUAL MEETING

Ronald D. Beale (age 59) is President of Beale Construction, Inc., a construction firm based in Franklin, North Carolina, which has been in business since 1980. Mr. Beale has been a member of the Board and the Bank Board since 2002. He is also President of LeRon, LLC, which owns and operates a variety of storage units and a convenience store in Franklin, North Carolina. Mr. Beale was elected as a County Commissioner for Macon County in 2005, and was re-elected in 2010 and 2014. He is a member and Past President of The Franklin Daybreak Rotary Club. He also serves as President of the North Carolina Association of County Commissioners. Mr. Beale was also selected as “Commissioner of the Year in North Carolina” for 2013. We believe that Mr. Beale’s business experience as well as his involvement in the community in which we conduct our business, qualify him to serve as one of our directors.

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Stan M. Jeffress (age 69) is our former Chief Financial Officer and a retired Certified Public Accountant who was licensed in Tennessee, Mississippi, and Kentucky. Mr. Jeffress has been a member of the Board and Bank Board since 2008. He has experience in both national and regional public accounting firms as well as in industry and banking. His most recent experience before retirement in 2009 was 16 years of service as Chief Financial Officer of the Bank. We believe that Mr. Jeffress’ financial experience and background, as well as his internal knowledge of our operations, qualify him to serve as one of our directors.

Roger D. Plemens (age 59) is our President and Chief Executive Officer (“CEO”). Mr. Plemens, who became President and CEO of the Company and the Bank in 2004, has served the Bank in various capacities, including mortgage officer, manager of mortgage lending, and Chief Lending Officer since joining the Bank in 1978. Mr. Plemens has 37 years of banking experience. Mr. Plemens previously served on the Board of Trustees of Angel Medical Center and as a director of The North Carolina Bankers Association. Mr. Plemens currently serves on the boards of the Western Carolina University Foundation and Macon County Economic Development Commission. We believe that Mr. Plemens’ 37 years of banking experience, as well as his leadership experience, qualify him to serve as one of our directors.

CLASS II - NOMINEES FOR ELECTION AS A DIRECTOR

TO SERVE UNTIL THE 2017 ANNUAL MEETING

Louis E. Buck, Jr. (age 66) is a retired business executive and former Dean of the College of Business at Western Carolina University. Previously he was the Wesley Elingburg Distinguished Professor of Business Innovation and the Director of the Center for Entrepreneurship and Innovation (CEI) in the College of Business at Western Carolina University. Dr. Buck has been a member of our Board and Bank Board since 2012. Dr. Buck has more than 25 years of business experience in the areas of finance, accounting, risk management and information systems. His last industry position was that of Chief Financial Officer for the competitive businesses of Consolidated Edison, Inc. in New York. He had served as the senior director of the Business Solutions practice for Walker Interactive Systems, Inc., the Chief Accounting Officer for Entergy Corporation, Chief Financial Officer for the North Carolina Electric Membership Corporation and in various management capacities at TXU Corporation. He has a B.S. degree from the United States Naval Academy, an MBA from the University of Houston / CLC and a Ph. D. (Finance) from Texas A&M University. We believe that Dr. Buck’s business and academic experience qualifies him to serve as one of our directors.

Adam W. Burrell, MD (age 45) is a Board Certified Family Physician currently practicing in Franklin, North Carolina. Dr. Burrell has been a member of our Board and Bank Board since 2010. He has a B.S. degree from Wake Forest University and a M.D. degree from Wake Forest School of Medicine. After completing his residency in Family Medicine, Dr. Burrell completed a Fellowship in Obstetrics. He is a member of the American Academy of Family Physicians. He has served as Chief of Staff for Angel Medical Center and is involved in numerous community activities including coaching youth basketball. We believe that Dr. Burrell’s management experience qualifies him to serve as one of our directors.

Beverly W. Mason (age 63) is an owner and a broker of Lamplighter Realty, Inc. of Franklin, North Carolina. She is a co-owner and manager of WNC Investments, LLC, and a managing partner of Pantherview, LLC and Bryson Investments, which own and operate residential and commercial rental properties. Ms. Mason has been a member of our Board and Bank Board since 2007. Ms. Mason has served as president of the Board of Realtors and has served as a member of a number of community boards including the County Planning Board, the County Economic Development and the Board of Adjustments. We believe that Ms. Mason’s business and management experience, as well as her knowledge of the residential and commercial real estate industry in the community in which we operate, qualify her to serve as a one of our directors.

CLASS III - NOMINEES FOR ELECTION AS A DIRECTOR

TO SERVE UNTIL THE 2018 ANNUAL MEETING

Charles M. Edwards (age 54) is President and founder of C. Edwards Group, Inc. His company has existed for over 15 years as the operating company of McDonald’s Restaurants in Henderson, Transylvania and Haywood Counties. Mr. Edwards has been a member of our Board and Bank Board since 2013. He is also the principal and managing member of Better Property Solutions, LLC and Wilson-Edwards Holdings, LLC, which are real estate management and holdings companies. He studied business at Blue Ridge Community College and the University of North Carolina at Asheville and has extensive business management experience. Prior to starting his own companies he served with McDonald’s Corporation as a consultant to hundreds of small business owners, with expertise in franchising, finance, operations, marketing, human resources, and site development. He served as president of McDonald’s Owner’s advertising association and he is their Government Relations Chairperson, representing over 700 restaurants. He is heavily involved in the communities served by his businesses, served as Chairman of the Henderson County Chamber of Commerce, as a board member of the Henderson County Community Foundation, and belongs to the Hendersonville Rotary Club. We believe his broad level of business experience, and strong sense of community qualify him to serve as one of our directors.

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Jim M. Garner (age 62) is an owner and a manager of The Wayah Agency, Inc., an independent insurance agency based in Franklin, North Carolina. Mr. Garner has been a member of our Board and Bank Board since 2006. Mr. Garner has been an independent insurance agent for 30 years, managing a variety of commercial and personal accounts as well as serving as a partner in various real estate investments. We believe that Mr. Garner’s business experience and his connections within our business community qualify him to serve as one of our directors.

Fred H. Jones (age 50) is President of Jones, Key, Melvin & Patton, P.A., a Franklin, North Carolina based law firm founded by his great-grandfather in 1878. Mr. Jones has been a member of our Board and Bank Board since 2005. Jones was a Morehead Scholar at the University of North Carolina-Chapel Hill (1987). He has served as Chairman of the Board of Trustees of Angel Medical Center, and on the Boards of Directors of the Rabun Gap Nacoochee School, the Franklin Area Chamber of Commerce, Macon County Habitat for Humanity, and the Little Tennessee Watershed Association. Mr. Jones’ great-uncle was a founder of the Bank. We believe that Mr. Jones’ legal background and prior experience as a director qualify him to serve as one of our directors.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR ALL NOMINEES FOR ELECTION AS DIRECTORS

Except for Mr. Plemens, all members of the Board are “independent” as defined under the rules and listing standards of The NASDAQ Global Market. All members of the Compensation Committee, the Audit and Risk Management Committee (the “Audit Committee”) and the Corporate Governance and Nominating Committee (the “Governance Committee”) are “independent” as defined under the rules and listing standards of The NASDAQ Global Market.

Who Serves on the Bank Board?

The Bank currently has a nine member board of directors which is comprised of the same persons who are currently directors of the Company. Those persons elected to the Board at the Annual Meeting will also be elected by the Company as directors of the Bank.

How Much Common Stock do our Directors and Named Executive Officers Own?

The following table sets forth information as of April 1, 2015, concerning the beneficial ownership of shares of each director and each named executive officer who held office during 2014 and by all directors and named executive officers as a group. According to rules promulgated by the Securities and Exchange Commission (the “SEC”), a person is the “beneficial owner” of securities if the person has or shares the power to vote them or to direct their investment, or has the right to acquire ownership of such securities within 60 days through the exercise of an option, warrant, right of conversion of a security, or otherwise.

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BENEFICIAL OWNERSHIP TABLE

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Ronald D. Beale(3)	5,000	*
David A. Bright(4)	21,331	*
Louis E. Buck, Jr.(3)	1,100	*
Adam W. Burrell, MD(5)	4,404	*
Charles M. Edwards	5,000	*
Jim M. Garner (3)	10,000	*
Carolyn H. Huscusson(6)	13,300	*
Stan M. Jeffress(3)	30,000	*
Fred H. Jones(7)	10,040	*
Beverly W. Mason(8)	22,042	*
Roger D. Plemens(3)	20,000	*
Ryan M. Scaggs(9)	17,000	*
Directors and Named Executive Officers as a Group (12 total)	159,217	2.43%

__________________

*      Represents less than 1% of the issued and outstanding shares.

(1)	Unless otherwise noted, all shares are owned directly of record or are shares for which the named individual has sole voting and investment power.
(2)	The percentage is based upon 6,546,375 shares outstanding as of April 1, 2015.
(3)	Held in joint names with his spouse.
(4)	Includes 21,246 shares held in joint names with his spouse and 85 shares held by Mr. Bright as custodian for his son.
(5)	Includes 1,476 shares held in joint names with his spouse.
(6)	Includes 3,300 shares held by her spouse.
(7)	Includes 4,300 shares held in joint names with his spouse, 1,000 shares held by his son and 500 shares held by his daughter.
(8)	Includes 4,242 shares held by Ms. Mason as custodian for her grandchildren.
(9)	Includes 9,100 shares held in joint names with his spouse.

Security Ownership of Certain Beneficial Owners

The Exchange Act requires that any person who acquires the beneficial ownership of more than 5% of our common stock notify the SEC and us. Set forth below is certain information, as of April 1, 2015, regarding all persons or “groups,” as defined in the Exchange Act, who held of record or who are known to us to own beneficially more than 5% of our shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)

FMR LLC 245 Summer Street, Boston, MA 02210	588,519 (2)	8.99%

Wellington Management Group LLP c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	469,950 (3)	7.18%

____________________

(1)	Based upon a total of 6,546,375 shares of common stock outstanding as April 1, 2015.
(2)	Based on a Schedule 13G filed by FMR LLC on February 13, 2015.
(3)	Based on a Schedule 13G filed by Wellington Management Group LLP on February 12, 2015.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the officers and directors of the Company and persons who beneficially own more than 10% of the outstanding shares of our common stock to file with the SEC reports disclosing their initial ownership of shares, as well as subsequent reports disclosing changes in such ownership. To our knowledge, based solely on a review of copies of such reports furnished to us and written representations from officers and directors, we believe that during the fiscal year ended December 31, 2014, all of our officers and directors complied with all applicable Section 16(a) filing requirements.

Executive Officers of the Company

During 2014, our executive officers were (ages as of April 1, 2015):

David A. Bright, CPA (age 44) is an Executive Vice President and our Chief Financial Officer. Mr. Bright is responsible for the accounting and financial reporting areas. Prior to joining us in 2013, Mr. Bright was a Partner with KPMG LLP, specialized in the Financial Services industry. Mr. Bright joined KPMG LLP in 1992 and served in various capacities in the Greenville, South Carolina; Harrisburg, Pennsylvania; Richmond, Virginia; and Pittsburgh, Pennsylvania offices during his 21-year career. His experience includes working with a variety of community, regional and global banks as well as investment funds, insurance companies and broker dealers. Mr. Bright holds a current CPA license in Pennsylvania and North Carolina, and inactive licenses in South Carolina, Virginia, New York and New Jersey. Mr. Bright has 23 years of banking experience.

Laura W. Clark (age 44) is an Executive Vice President and our Chief Risk Officer. Ms. Clark oversees the internal audit and compliance functions of the Bank and works closely with the Chief Technology Officer, Chief Credit Administration Officer, Security Officer and other Executive Management members to ensure appropriate risk management strategies are employed throughout the Bank to avoid, control, retain, or transfer identified risk exposures. She serves on the Technology, Business Continuity, Vendor Management, Compliance and Asset Liability (ALCO) Committees of the Bank. Prior to her appointment as Chief Risk Officer in 2013, she served as the Bank’s Compliance Officer since 2001. Ms. Clark has 23 years of banking experience.

Carolyn H. Huscusson (age 62) is an Executive Vice President and our Chief Retail Officer. Ms. Huscusson is responsible for overseeing the operation of our branch office network, as well as the marketing department and call center. Prior to joining the Bank in 1997, she was City Executive and Vice President at First Citizens Bank. Ms. Huscusson has 40 years of banking experience.

Roger D. Plemens (age 59) is our President and CEO. Mr. Plemens, who became President and CEO of the Company and the Bank in 2004, has served the Bank in various capacities, including mortgage officer, manager of mortgage lending, and Chief Lending Officer since joining the Bank in 1978. Mr. Plemens has 37 years of banking experience. Mr. Plemens previously served on the Board of Trustees of Angel Medical Center and as a director of The North Carolina Bankers Association. Mr. Plemens currently serves on the boards of the Western Carolina University Foundation and Macon County Economic Development Commission.

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Marcia J. Ringle (age 59) is a Senior Vice President and our Corporate Secretary. Ms. Ringle is a member of our Executive Committee and serves on the Bank’s Information Technology Committee. She has 28 years of experience in banking, primarily in retail and administration, and has been with the Bank since 1988.

Bobby D. Sanders, II (age 35) is an Executive Vice President and our Chief Credit Administration Officer. Mr. Sanders is responsible for commercial credit administration, residential mortgage loan underwriting and processing, consumer loan administration, loan operations, special assets, and collections. Prior to assuming his current role in 2013, he served as Director of Commercial Lending since 2009, and Commercial Credit Administrator since 2008. Mr. Sanders has 11 years of banking experience.

Ryan M. Scaggs (age 40) is an Executive Vice President and our Chief Operating Officer. Mr. Scaggs is responsible for our deposit operations, facilities, human resources, information technology, internal loan review, and treasury departments. Prior to assuming the role of Chief Operating Officer in 2013, he served as Chief Financial Officer since 2008, and Controller since 2006. Prior to joining the Bank, he was employed in various finance and accounting roles at Wachovia Bank and Bank of America. Mr. Scaggs has 17 years of banking experience.

How Often Did our Board Meet During 2014?

The Board held 15 meetings in 2014. Each director attended at least 75% of the aggregate number of Board meetings held and the number of meetings held by all committees of the Board on which such director served. Our Corporate Governance Guidelines (“Governance Guidelines”) require that all directors are expected to attend the Annual Meeting.

How can you communicate with the Board?

We do not have formal procedures for shareholder communication with our Board. In general, our directors and officers are easily accessible by telephone, postal mail or e-mail. Any matter intended for the Board or any individual director can be directed to Roger D. Plemens, our President and CEO, at our principal executive offices located at 14 One Center Court, Franklin, North Carolina 28734. You also may direct correspondence to the Board or any of its members in care of the Company at the foregoing address. Your communication will be forwarded to the intended recipient unopened.

Code of Business Conduct and Ethics

We have had a written ethics code for many years. The Board conducts an annual review of the “Code of Business Conduct and Ethics” which applies to all directors, executives, officers and employees of the Company and its subsidiaries (the “General Code”), and the “Code of Business Conduct and Ethics for the President and CEO and Senior Financial Officers” which applies to our President and CEO and to our senior financial officers including our Chief Financial Officer and Chief Accounting Officer (the “Officer Code”). The General Code outlines many standards, including those related to addressing compliance with laws, regulations, policies and procedures; conflicts of interest; confidentiality; accuracy of financial statements and other records; and procedures for reporting violations of the General Code or any illegal or unethical business or workplace conduct. The Officer Code imposes additional standards on our President, CEO and senior financial officers concerning our accounting and financial reporting. Generally, the Officer Code requires those individuals to bring to the attention of the CEO and the Chief Financial Officer, and in certain circumstances, the Audit Committee, any material information which comes to their attention that (i) affects disclosures made by the Company in our public filings; (ii) demonstrates significant deficiencies in our internal controls; (iii) concerns fraud or a violation of the General Code by management or employees with a significant role in financial reporting, disclosure or internal controls; or (iv) involves a material violation of law, including securities laws. Under the Officer Code, the Board, or its designee, determines the appropriate actions to be taken in the event the Officer Code or the General Code is violated by our President, CEO or the senior financial officers, which actions may include termination of employment. The General Code and the Officer Code outline appropriate behavior for all employees. A “Whistleblower” provision is incorporated in the General Code and provides a mechanism for employees to anonymously report malfeasance, fraud, financial reporting abuses, etc. Employees are required to provide annual certifications stating their understanding of and compliance with the General Code. Copies of the General Code and the Officer Code are available on our website, www.maconbank.com, under the heading Investor Relations.

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Board Leadership Structure and Risk Oversight

The ultimate authority to oversee the business of the Company rests with the Board. Currently, the Board is led by an independent Chairman, and in his absence, an independent Vice Chairman. The role of the Board is to effectively govern the affairs of the Company for the benefit of its shareholders and, to the extent appropriate under North Carolina corporate law, other constituencies including employees, customers, suppliers and the communities in which it does business. The officers of the Company are elected from time to time by the Board or appointed from time to time by the President and CEO (to the extent that the President and CEO is authorized by the Board to appoint officers). The Company’s officers have responsibility for management of the Company’s operations. The Bank’s officers are appointed by the Bank Board.

It is our Chairman’s responsibility to lead the Board. Our President and CEO is responsible for leading our management team and the Company’s employees and operating the Company. We believe it beneficial to have an independent Chairman whose sole responsibility as a director is board leadership. We also believe it is one more method to create appropriate “checks and balances” in corporate governance.

In making the decision to appoint an independent Chairman, the Board considered the time demands on our President and CEO, particularly in the current economic environment. By having another director serve as Chairman, our President and CEO is able to focus all of his energy on managing our operations. By clearly delineating the role of the office of the Chairman, we believe we have limited any unnecessary duplication of effort between the CEO and the Chairman. We believe this governance structure results in strong, independent leadership of our Board.

Risk management is the responsibility of management and risk oversight is the responsibility of the Board. The Board administers its risk oversight function and also utilizes its committee structure, with each board committee being responsible for overseeing risk within its area of responsibility. Significant risk oversight matters considered by the committees are reported to and considered by the Board. Some significant risk oversight matters are reported directly to the Board, including matters not falling within the area of responsibility of any committee. Types of risk with the potential to adversely affect us include credit, interest rate, liquidity and compliance risks, as well as risks relating to our operations and reputation.

Directors keep themselves informed of the activities and condition of the Company and of the risk environment in which it operates by regularly attending Board and assigned board committee meetings, and by review of meeting materials, auditors’ findings and recommendations, and supervisory communications. Directors stay current on general industry trends and any statutory and regulatory developments pertinent to us by periodic briefings by executive management, counsel, auditors or other consultants, and by more formal director education, including attendance at regulator sponsored “Director’s College” conventions, and other similar programs. Directors are provided access to all training and given specific in-person training on items such as Regulation “O”, Bank Secrecy Act, and other banking guidance and regulations.

The Board oversees the conduct of our business and administers the risk management function by:

•	selecting, evaluating, and retaining competent executive management;
•	establishing, with executive management, our long- and short-term business objectives, and adopting operating policies to achieve these objectives in a legal and sound manner;
•	monitoring operations to ensure that they are controlled adequately and are in compliance with laws and policies;
•	overseeing our business performance; and
•	ensuring that we help to meet our communities’ credit needs.

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These responsibilities are governed by a complex framework of federal and state law and regulation as well as regulatory guidelines applicable to our operations.

The Board has established committees in order to effectively divide risk monitoring responsibilities and capabilities. The Committees include: Audit, Compensation, Executive and Governance Committees. The Audit Committee, charged by the Board with the primary oversight responsibility for risk management, also oversees the integrity of financial reporting, compliance with laws and regulations, and the structure of internal control. The Compensation Committee provides oversight of executive compensation as well as other compensation programs for associates and bank officers. The Governance Committee assists in the establishment of principles for the Company and provides leadership on corporate governance matters. The Executive Committee studies and makes recommendations to the Board on matters related to setting the overall strategic direction for the preparation by the Company’s management of formal multi-year business plans. The Executive Committee may exercise, during intervals between meetings of the Board, all the powers and authority of the Board in directing the management of the business and affairs of the Company, except as otherwise provided in the Bylaws of the Company or by North Carolina law. In addition, the Bank Board has established the Directors Loan Committee. The Directors Loan Committee monitors credit risk.

In the day-to-day management of risk, management has established and implemented appropriate policies, procedures and risk assessment tools, and a defined organization and reporting structure. With respect to the organization and reporting structure, a hierarchy has been created which divides responsibility along functional lines of authority and further divides responsibilities efficiently and effectively into specific processes. The structure is further enhanced by providing the internal audit and loan review functions independent functional reporting responsibilities to the Audit Committee. Risk assessments have been created to properly identify and monitor risk for the Company either at an entity level or within specific types of business as appropriate.

Management has established internal management committees comprised of senior officers of the Bank to provide effective oversight at the management level. The committees include the Asset Liability Committee (ALCO), Credit Committee, Officers Loan Committee, Compliance Committee, Investment Committee, Pricing Committee and Security Committee. With respect to established risk tolerances, the Officers Loan Committee monitors all potential problem loans, the ALCO Committee monitors interest rate and liquidity risk and the Compliance Committee monitors regulatory risk.

The Board believes that the foundation for risk management is well-established and understood throughout the Company from the Board level down throughout the organization.

Diversity of the Board

The Governance Committee does not maintain a formal diversity policy with respect to the identification of nominees to the Board. Diversity in perspectives and backgrounds is just one of many factors considered by the Governance Committee in recommending director nominees each year. These factors are summarized in the Governance Guidelines available on our website, www.maconbank.com, under the heading Investor Relations, and they are considered by the full Board prior to the nominees being approved. We believe that we have a broadly diverse board, benefiting our shareholders.

Related Party Matters.

The Audit Committee is charged with reviewing and approving all related party transactions of the Company or the Bank and our directors, executive officers and employees, other than transactions subject to Federal Reserve Regulation O. All material facts of such transactions and the employee’s or the director’s interest are discussed by all disinterested directors and a decision made as to whether the transaction is fair to the Company and the Bank. A majority vote of all disinterested directors is required to approve a related party transaction. The Bank Board routinely considers extensions of credit, direct and indirect, by the Bank to any executive officer or director, or any such person’s affiliates or immediate family members pursuant to Regulation O. Extensions are compared against market terms for similar transactions. The Board believes that all related party transactions with officers and directors are on terms comparable to those which would have been reached with unaffiliated parties at the time such transactions were made.

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Board Committees

The Board has four standing committees: the Audit, Compensation, Governance and Executive Committees. The Bank Board has four standing committees, the Executive, Audit, Loan and Compensation Committees, on which Board members serve in their capacity as directors of the Bank.

Audit Committee. We have a standing Audit Committee established in accordance with the Exchange Act. The Audit Committee is a joint committee of the Board and the Bank Board. The current members of the Audit Committee are Louis E. Buck Jr. (Chairman), Adam W. Burrell, MD, Charles M. Edwards and Stan M. Jeffress. The Audit Committee held five meetings in 2014. Each of the members of the Audit Committee is “independent” as determined by the Board under the applicable rules and listing standards of The NASDAQ Global Market, Section 10A(m) of the Exchange Act and the rules and regulations of the SEC promulgated thereunder. In addition, the Board has determined that Dr. Buck is an “audit committee financial expert” within the meaning of applicable SEC regulations.

The Audit Committee’s primary responsibilities are to assist the Board and the Bank Board in overseeing the accounting and financial reporting processes, including the audits of the consolidated financial statements of the Company. The function of the Committee is oversight, including oversight of (i) the integrity of the financial reports and other financial information of the Company; (ii) compliance by the Company with legal and regulatory requirements; (iii) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Boards have established; (iv) the structure, staffing and performance of the Company’s internal audit function; (v) the independence and performance of the Company’s independent registered public accounting firm engaged to audit and review the Company’s financial statements; (vi) the risk management system; and (vii) the Company’s auditing, accounting and financial reporting processes generally.

In addition, the Audit Committee is responsible for overseeing management in establishing, implementing and operating a risk management system as well as reviewing and approving all related party transactions of the Company and the Bank and our directors, executive officers and employees, other than transactions subject to Federal Reserve Regulation O. The Audit Committee has also been appointed as our Qualified Legal Compliance Committee within the meaning of the SEC’s rules and regulations. As such, the Audit Committee is responsible for handling any reports of evidence of a material violation of the securities laws and conducting any investigation thereof that it deems appropriate. Further, the Audit Committee has been appointed to oversee treatment of, and any necessary investigation concerning, any employee complaints or concerns regarding our accounting and auditing matters.

On March 26, 2015, we conducted our annual review and approval of the Employee Complaint procedures for Accounting and Auditing Matters, which encourages any employee with such complaints or concerns to report them, anonymously if they desire, to the Chairman of the Audit Committee for investigation and appropriate corrective action, if necessary.

On March 26, 2015, the Audit Committee reviewed its Charter and determined that it was discharging its duties, as set forth therein. The Board re-approved the Charter on March 26, 2015. A copy of the Charter is available on our website, www.maconbank.com, under the heading Investor Relations.

Audit Committee Report. The Audit Committee has reviewed and discussed our audited consolidated financial statements with management and has discussed with Dixon Hughes Goodman LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committee, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee has received the written disclosures and the letter from Dixon Hughes Goodman LLP prescribed by applicable requirements of the PCAOB regarding Dixon Hughes Goodman LLP’s communications with the Audit Committee concerning independence, and has discussed with Dixon Hughes Goodman LLP its independence in providing audit services to us. Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

Audit Committee

Louis E. Buck Jr. (Chairman)

Adam W. Burrell, MD

Charles M. Edwards

Stan M. Jeffress

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Governance Committee. The Governance Committee held two meetings in 2014. The current members of the Governance Committee are Beverly W. Mason (Chair), Ronald D. Beale, Louis E. Buck, Jr. and Adam W. Burrell, MD. Each member of the Governance Committee is “independent” as determined by the Board under the rules and listing standards of The NASDAQ Global Market. The primary responsibilities of the Governance Committee are to (i) identify and recommend qualified individuals to the Board for nomination as members of the Board and its committees; (ii) recommend to the Board the slate of director nominees to be elected by our shareholders; (iii) recommend directors to be elected by the Board to fill any vacancies on the Board; (iv) develop and recommend to the Board a set of corporate governance principles applicable to the Company; (v) recommend to the Board the slate of director nominees to be elected to the Bank Board; and (vi) oversee the evaluation of the Board and its committees.

The Governance Guidelines comply with certain corporate governance rules of the Financial Industry Regulatory Authority (FINRA) and are applicable to companies whose stock is listed for trading on The NASDAQ Global Market. The Governance Guidelines contain various provisions related to the functions of the Board, including (i) the composition and size of the Board; (ii) meeting attendance, meeting preparation requirements and other responsibilities of directors; (iii) the composition of Board committees; (iv) the role of the Board with respect to management; (v) director orientation and continuing professional development; (vi) periodic evaluations of corporate guidelines; and (vii) annual self-evaluations with the Governance Committee to determine whether the Board and its committees are functioning effectively and in compliance with the Governance Guidelines. The Governance Guidelines also set forth our retirement policy, which currently provides that no director may stand for election to the Board except in compliance with the age requirements of our Bylaws, absent unusual circumstances and pursuant to a waiver of the Bylaw provision approved by the Board. Our Bylaws provide that no person other than the current incumbent directors (“Excepted Directors”) will be eligible to stand for election as a director after he or she shall have attained the age of 65, and, except for Excepted Directors, a director who attains the age of 70 shall retire from the Board at the end of the term for which the director was elected.

The Governance Committee reviewed the Governance Guidelines during 2014 and the Board approved the Governance Guidelines on March 26, 2015, approving certain minor changes made by the Governance Committee. A copy of the Governance Guidelines is available on our website, www.maconbank.com, under the heading Investor Relations.

The Governance Committee has a written Charter. The Governance Committee reviewed its Charter in 2014. The Governance Committee determined that it was discharging its duties as set forth in the Charter and recommended to the Board approval of the Charter. The Board re-approved the Charter on March 26, 2015. A copy of the Charter is available on our website, www.maconbank.com, under the heading Investor Relations.

Selection of Nominees for the Board. The Governance Committee generally identifies new director candidates through its network of contacts, but may also engage a professional search firm (though to date no such an engagement has been made). The Board has established a specific set of minimum qualifications or skills that must be met by any individual member of, or nominee to, the Board:

•	the highest ethics, integrity and values;
•	outstanding personal and professional reputations;
•	professional experience and personal expertise that add value to the work of the Board as a whole;
•	the ability to exercise independent business judgment;
•	freedom from conflicts of interest;
•	demonstrated leadership skills; and
•	the willingness and ability to devote the time necessary to perform the duties and responsibilities of a director.

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The Governance Committee will meet to discuss and consider each potential candidate’s qualifications (including whether the candidate is “independent” under applicable rules and listing standards) and consider the candidate’s qualifications in light of the needs of the Board and the Company at that time given the then current mix of director attributes. The Governance Committee then chooses each candidate to be recommended to the Board as a nominee. In the case of an incumbent director, the Governance Committee also considers such director’s overall service to the Company, including the number of meetings attended, level of participation and quality of performance.

The Board as a whole is ultimately responsible for selecting nominees for election as directors. In discharging this responsibility, the Board will consider the nature of the expertise and experience required for the performance of the duties of a director of a corporation engaged in the Company’s business and such matters as the nominee’s relevant business and industry experience, residence, professional background, age, current employment, community service and other board service. This review also takes into account the nominee’s level of financial literacy.

The Governance Committee’s policy regarding consideration of candidates recommended by shareholders is set forth in the Company’s Bylaws. If a shareholder desires to recommend a nominee, the shareholder must send a notice to the Secretary of the Company setting forth the following information: (i) the name, age, business address, residence address (if known), social security number (if known) and telephone number of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the nominee’s qualifications to serve as director; (iv) an executed written consent of the nominee to serve as a director of the Company if so elected; (v) the number and class of capital shares of the Company beneficially owned by each such nominee; (vi) the name and record address of the shareholder making the nomination; (vii) the class, series, and number of the Company’s shares that are owned of record or beneficially by the shareholder making the nomination; (viii) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the nominee; (ix) a description of all arrangements or understandings between the shareholder and such nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and (x) any material interest of the shareholder in the proposed nomination. The Secretary will deliver all such notices to the Governance Committee for review and consideration in accordance with the minimum qualifications described above. The Governance Committee will then make a recommendation to the Board as to whether such candidate should be nominated for election as a director, and the Board will thereafter make its determination as to whether such candidate should be nominated for election as director.

Compensation Committee. The Compensation Committee held five meetings in 2014. The current members of the Compensation Committee are Fred H. Jones (Chairman), Louis E. Buck, Jr., Charles M. Edwards and Stan M. Jeffress. Each member of the Compensation Committee is “independent” as determined by the Board under the rules and listing standards of The NASDAQ Global Market. Additionally, each member qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The primary responsibilities of the Compensation Committee are to assist the Board in (i) determining appropriate compensation levels for our directors and executive officers; (ii) evaluating officer, board and employee incentive compensation plans, policies, and programs; (iii) reviewing benefit plans for officers and employees; and (iv) reviewing an annual discussion and analysis of executive compensation for inclusion in the Company’s proxy statement, if applicable.

The Compensation Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. Mr. Plemens, our President and CEO, recommends the base salaries of those executive officers who report directly to him, including Ms. Clark, Ms. Huscusson, Ms. Ringle and Messrs. Mr. Bright, Scaggs and Sanders. In turn, these executive officers are responsible for recommending the base salaries of those officers who report directly to them. Mr. Plemens does not participate in the Compensation Committee’s discussion or decisions regarding his own compensation.

The Compensation Committee has the sole authority to retain and terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement. In 2014, the Compensation Committee retained the services of Pearl Meyer & Partners LLC (“PM&P”), an independent compensation consulting firm, to advise on the design of an equity compensation plan.

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During 2014 and the early months of 2015, PM&P provided information concerning stock-based incentive practices, focusing on common practices for mutual conversions, and advised the Compensation Committee on an equity compensation plan designed to improve the ability of Company to compete with its peer group. At this time, PM&P also reviewed the compensation for the Company’s President and CEO, his direct reports and the Company’s non-employee directors, and compared the Company’s compensation practices relative to its peers. Based on peer group data for similarly-sized banks and thrifts, PM&P made recommendations to the Compensation Committee on 2015 compensation levels. This independent assessment provided the Compensation Committee with information from which to assess the effectiveness of the Company’s compensation programs and make informed compensation decisions.

PM&P reported directly to the Compensation Committee and does not provide any other services to the Company. The Compensation Committee analyzed whether the work of PM&P as a compensation consultant raised any conflict of interest, taking into consideration the following factors, among others: (i) whether PM&P provides other services to the Company; (ii) the amount of fees paid to PM&P by the Company, expressed as a percentage of PM&P’s total revenue; (iii) PM&P’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of PM&P or the individual compensation advisors employed by PM&P with the Company’s executive officers; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) whether any shares of the Company’s common stock are owned by PM&P or the individual compensation advisors employed by PM&P. The Compensation Committee determined, based on its analysis of the above factors, among others, that the work of PM&P and the individual compensation advisors employed by PM&P as compensation consultants to the Company did not create any conflict of interest.

On March 26, 2015, the Compensation Committee reviewed its written Charter. The Compensation Committee determined that it was discharging its duties as set forth in the Charter and recommended the Board re-approve of the Charter. The Board re-approved the Charter on March 26, 2015. A copy of the Charter is available on our website, www.maconbank.com, under the heading Investor Relations.

Executive Committee. The Executive Committee held 14 meetings in 2014. The current members of the Executive Committee are Jim M. Garner (Chairman), Louis E. Buck, Jr., Fred H. Jones and Beverly M. Mason.

Compensation Discussion

In this section, we will give an overview of our compensation program, the material compensation decisions we have made under the program and the material factors that we considered in making those decisions. Following this discussion, in the section entitled “– Executive Compensation,” we provide a table containing specific information about the compensation earned for the fiscal years indicated, by the following officers, who are known as our “named executive officers:”

•	Roger D. Plemens, President and CEO;
•	Ryan M. Scaggs, Executive Vice President and Chief Operating Officer;
•	Carolyn H. Huscusson, Executive Vice President and Chief Retail Officer; and
•	David A. Bright, Executive Vice President and Chief Financial Officer.

Objectives and Overview of the Compensation Program. Our executive compensation policies are designed to establish an appropriate relationship between executive pay and our annual and long-term performance to reflect the attainment of short- and long-term financial performance goals and to enhance our ability to attract and retain qualified executive officers. The principles underlying the executive compensation policies include the following:

•	to attract and retain key executives who are vital to our long-term success and are of the highest caliber;
•	to provide levels of compensation competitive with those offered to community banks in the Southeast and consistent with our level of performance;
•	to motivate executives to enhance our long-term financial performance; and
•	to integrate the compensation program with our annual and long-term strategic planning and performance measurement processes.

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We consider a variety of subjective and objective factors in determining the compensation package for individual executives, including (i) the performance of the Company as a whole, with emphasis on annual performance factors and long-term objectives; (ii) the responsibilities assigned to each executive; and (iii) the performance of each executive of assigned responsibilities as measured by our progress during the year.

Compensation Program Elements. Our compensation program focuses primarily on the following components in forming the total compensation package for our named executive officers:

•	base salary; and
•	deferred compensation, retirement and other benefits.

Base Salary. The purpose of base salary is to create a secure base of cash compensation for our employees, reflecting each employee’s level of responsibilities. Salary levels are designed to be competitive within the banking and financial services industries in the Southeast. In setting salary levels, we regularly evaluate current salary levels by surveying similar institutions in North Carolina, South Carolina, Georgia and the Southeast. The survey analysis focuses primarily on asset size, nature of ownership, type of operation and other common factors.

Deferred Compensation, Retirement and Other Benefits

401(k) Plan. The Macon Bank 401(k) Retirement Plan (the “401(k) Plan”) is a tax-qualified defined contribution plan designed to provide eligible employees of the Bank a vehicle for increasing their retirement savings. After 30 days of employment, each Bank employee is eligible to participate in the 401(k) Plan after attaining the age of 21. Once eligible, each employee may participate on the first day of the calendar quarter following the employee’s first 30 days of employment. All of the named executive officers participated in the 401(k) Plan on the same basis as all other eligible employees of the Bank. Each eligible employee of the Bank can elect to contribute on a pre-tax basis to the 401(k) Plan a minimum of 1% of his or her compensation, up to the maximum allowed by law. The Bank matches an employee’s contribution at 100% of each eligible employee’s pre-tax contributions on the first 3% of contributions and 50% on the next 3% of contributions, with a maximum aggregate match of 4.5%. The matching contributions for the named executive officers were based on a formula contained in the terms of the 401(k) Plan and were not related the Company’s, the Bank’s or the individual officer’s performance for the year.

Salary Continuation Agreements. On June 23, 2003, the Bank entered into a salary continuation agreement with Roger D. Plemens. On November 6, 2007, the Bank entered into a salary continuation agreement with Carolyn H. Huscusson. The salary continuation agreements promise a fixed benefit for each executive beginning at age 65 and continuing for a period of 18 years. Under the salary continuation agreements, the annual benefit for Mr. Plemens is $110,901, and $60,900 for Ms. Huscusson. The salary continuation agreements provide for a reduced benefit in the case of early termination before the normal retirement age or in the case of termination because of disability, but in both cases benefits do not become payable until the executive attains age 65. The early termination benefits are subject to a vesting schedule, with benefits vesting annually in 20% increments. Employee entitlements under the salary continuation agreements are contractual liabilities of the Bank and are not funded. The Bank has accrued the present value of these liabilities associated.

If a change in control of the Bank occurs, benefits are determined as if the executives had reached age 65 at the time of the change in control. The payments do not begin, however, until the executives actually attain age 65. Benefits are not payable to an executive if his or her employment is terminated for cause.

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Executive Split Dollar Life Insurance Agreements. The Bank owns an insurance policy on the life of Mr. Plemens and Mr. Jeffress. On April 14, 1999, the Bank entered into endorsement split dollar agreements with each of Mr. Plemens and Mr. Jeffress, under which the Bank (i) pays the premiums associated with such policies and (ii) agrees to share a portion of the death benefits payable under the life insurance policies with the beneficiary designated by the insured. When the insured dies, the Bank will be entitled to an amount equal to the greater of (i) the cash value of the policy, (ii) the aggregate premiums paid on the policy by the Bank less any outstanding indebtedness to the insurer, or (iii) the total death proceeds less the sum as set forth in the agreement to be paid to the designated beneficiary (the “Beneficiary Amount”). The Beneficiary Amount is $1,450,000 for Mr. Plemens’ policy, and $375,000 for Mr. Jeffress’ policy. As of December 31, 2014, the death benefit for Mr. Plemens’ policy was $5,121,683, and $3,234,753 for Mr. Jeffress’ policy.

If Mr. Plemens is terminated for cause, he will forfeit his right to appoint a beneficiary to receive the Beneficiary Amount. If Mr. Plemens’ employment is terminated as a consequence of disability or upon retirement on or after age 65, the Bank will continue to pay the premiums on the insurance policy and Mr. Plemens will continue to have the right to appoint a beneficiary to receive the Beneficiary Amount. If Mr. Plemens’ employment is terminated for any other reason, the Bank will not continue to pay premiums on the policy and Mr. Plemens will have 30 days within which he may purchase the policy from the Bank for its cash value. If he does purchase the policy, the Bank may continue or terminate the policy in its sole discretion.

Mr. Jeffress became a director of the Company and the Bank in January 2008, and retired as our Chief Financial Officer in January 2009. The Board determined to continue to pay the premiums on Mr. Jeffress’ policy and allow him to appoint a beneficiary of the Beneficiary Amount.

Executive Survivor Income Agreements. The Bank has purchased insurance policies on the lives of Ryan M. Scaggs and Carolyn H. Huscusson. The entire death benefit is payable to the Bank, and from which the executive’s beneficiary is entitled to receive a $100,000 death benefit, if the executive is employed by the Bank at the time of his or her death.

Long Term Capital Appreciation Plan. The Bank adopted a long term capital appreciation plan in 1998 to provide benefits to directors and executive officers (the “CAP Plan”). The CAP Plan was frozen effective as of February 28, 2011.

The CAP Plan was put in place as a substitute for stock options which, as a mutual organization, were not available before the Company’s stock offering and the mutual-to-stock conversion of Macon Bancorp. The CAP Plan was restated on December 15, 2004. In 1998, an initial contribution of $4,500 was made by the Bank on behalf of all initial director participants. The CAP Plan permitted participants to defer directors’ fees and any other cash compensation on a pre-tax basis. The initial contribution by the Bank and any participant deferrals were 100% vested and accrued earnings based upon the Bank’s return on equity. The Board also awarded capital appreciation rights to participants in the CAP Plan. Capital appreciation rights provided a benefit determined by the appreciation in the book value of the Bank from the date of an award through the date of the participant’s termination from the Bank. Capital appreciation rights vested incrementally at 10% per year on and after July 1, 1998. Capital appreciation rights were forfeited if a participant was terminated for just cause. Capital appreciation rights vested 100% upon the participant’s death, disability or upon a change in control of the Bank.

Benefits are paid upon termination from the Bank. A participant’s account balance is determined at that time, and payments begin the first day of the month following termination. Historically, once an account is in “pay status,” the account balance accrues interest at a rate of 8.0% per annum until paid in full. Effective April 1, 2015, the CAP Plan was amended to permit active participants to direct the investment of their accounts under the CAP Plan in selected investment funds and/or shares of our common stock as measures of the return to be paid to them on amounts deferred or otherwise contributed on their behalf under the CAP Plan. Participants who have already separated from service with a benefit under the CAP Plan are permitted to make an irrevocable election to retain the 8.0% per annum fixed rate of return currently paid on their accounts under the CAP Plan, or to direct the investment of their accounts as described above.

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Benefits are paid on a monthly basis for a period of five years unless otherwise elected by the participants. Participants may elect to have their payments made in monthly installments over any period between five and 10 years. Participants can also elect a lump sum form of payment to be paid in any year from the second to the tenth year following termination. If a change in control of the Bank occurs, benefits are paid in a lump sum upon the change in control or, if the executive elects, over a period of five to 10 years. If a participant dies while his account is in “pay status,” the remaining balance of his account is paid to his beneficiary within 60 days of the participant’s death.

Mr. Plemens, Ms. Huscusson and Mr. Scaggs are participants in the CAP Plan; however, only Mr. Plemens and Ms. Huscusson have positive account balances. The executives’ entitlements under the CAP Plan are contractual liabilities of the Bank and are not funded. In anticipation of the payouts becoming due under the CAP Plan, the Bank purchased life insurance to help pay for the costs associated thereunder. The Bank has accrued the present value of the liabilities associated with the CAP Plan.

Other Benefits. Executive officers are entitled to participate in fringe benefit plans offered to all employees including health and dental insurance plans and life, accidental death and dismemberment and long-term disability plans.

Executive Compensation

Summary Compensation Table. The following table shows, for the fiscal years indicated, the cash compensation we paid, as well as certain other compensation paid or accrued for those years, to our named executive officers for services in all capacities.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary($)	Bonus($)	Change in Pension Value and Nonqualified Deferred Compensation($)(2)	All Other Compensation($)(3)	Total($)
Roger D. Plemens	2014	283,750	—	60,441	51,385	395,576
President and CEO	2013	270,000	—	54,724	47,937	372,661

Ryan M. Scaggs	2014	160,250	—	—	15,744	175,994
Executive Vice President and Chief Operating Officer	2013	149,133	—	—	14,735	163,868

Carolyn H. Huscusson	2014	154,000	—	44,453	16,344	214,800
Executive Vice President and Chief Retail Officer	2013	152,000	—	40,251	15,829	208,080

David A. Bright(1)	2014	157,500	—	—	71,703	229,203
Executive Vice President and Chief Financial Officer	2013	43,750	—	—	2,151	45,901

_________________

(1)	Mr. Bright joined the Company in September, 2013. Accordingly, for 2013, the table reflects compensation received by Mr. Bright for a partial-year period.
(2)	Represents the aggregate change in the actuarial present value of the executive officer’s accumulated benefit under the salary continuation agreements for the years ended December 31, 2013 and 2014.
(3)	The amounts reported in “All Other Compensation” are comprised of the items listed in the following table:

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Name and Principal Position	Year	Director Fees ($)	Employer 401(k) Match ($)	Paid Time Off ($)(1)	Premiums Paid on Supplemental Income Protection ($)	Premiums Paid on Long Term Disability Insurance ($)	Premiums Paid on Group Life Insurance ($)	Premiums Paid on Group Health Insurance ($)	Split Dollar Imputed Income ($)	Relocation Expenses ($)

Roger D. Plemens President and CEO	2014 2013	24,600 22,300	7,800 8,228	6,250 5,192	1,624 1,624	975 975	395 395	6,754 6,526	2,987 2,697	— —

Ryan M. Scaggs Executive Vice President and Chief Operating Officer	2014 2013	— —	4,586 4,451	3,558 2,923	— —	600 593	246 242	6,754 6,526	— —	— —

Carolyn H. Huscusson Executive Vice President and Chief Retail Officer	2014 2013	— —	4,547 4,426	3,077 2,923	1,119 1,119	601 593	246 242	6,754 6,526	— —	— —

David A. Bright Executive Vice President and Chief Financial Officer	2014 2013	— —	6,172 —	3,461 —	— —	614 195	251 80	6,754 1,876	— —	54,451 —

_________________

(1)	Represents amount of unused accrued “paid time off” paid to the named executive officer.

Employment Agreements. We have entered into employment agreements with Roger D. Plemens, our President and CEO, Ryan M. Scaggs, our Chief Operating Officer, and David A. Bright, our Chief Financial Officer (each an “Employment Agreement” and collectively, the “Employment Agreements”). Mr. Plemens’ Employment Agreement provides for an initial annual base salary of $325,000 and for an initial term of employment of three years. The Employment Agreements for Messrs. Scaggs and Bright provide for an initial base salary of $185,000 and $180,000, respectively, and a term of employment of 30 months and 24 months, respectively. Upon the first anniversary of each Employment Agreement and each subsequent anniversary, the term will be automatically extended, if not earlier terminated, for a period of one year unless written notice from us or the executive is provided within a prescribed period prior to the expiration of the then remaining term stating that the term of employment under the Employment Agreement will not be further extended. Each Employment Agreement provides that the base salary will be reviewed by the Board not less often than annually.

The Employment Agreements provide that the executives are entitled to participate in our (i) executive management incentive plans; (ii) stock option, stock grant, management stock right recognition and similar plans; and (iii) all savings, deferred compensation, pension and retirement plans (including supplemental retirement plans), practices, policies and programs applicable generally to our senior executive employees.

The Employment Agreements also provide that the executives and their families will be eligible for participation in and will receive all benefits under all of our welfare benefit plans, practices, policies and programs (including, without limitation, medical, hospitalization, prescription, dental, disability, employee life, group life, accidental death and dismemberment, and travel accident insurance plans and programs) to the extent applicable generally to our senior executive employees. Each of the executives are entitled to receive prompt reimbursement for all reasonable expenses incurred by them in accordance with our policies, practices and procedures, to the extent applicable generally to members of our senior executive management. In addition, each of the executives are entitled to fringe benefits in accordance with our plans, practices, programs and policies in effect for our senior executive employees, including, but not limited to, paid vacation, disability, sick and other leave specified in our employment policies.

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Each executive’s employment with us will terminate automatically upon death. Otherwise, we may terminate employment for Cause, Without Cause (subject to certain payments and vested rights) and/or if we determine in good faith that a Disability has occurred, after notice of such determination. Also, each of Messrs. Plemens, Scaggs and Bright may terminate his employment voluntarily or for Good Reason (subject to certain payments and vested rights). The terms Cause, Without Cause, Disability and Good Reason are each defined in the Employment Agreements.

In the event Mr. Plemens is terminated in connection with a Change in Control (defined below), either 90 days prior to, or within 12 months following, he will be entitled to receive a severance payment in an amount equal to 2.99 times his average annual compensation as calculated for purposes of Section 280G of the Code. The severance payment will be paid in six semi-annual installments. In addition, Mr. Plemens is entitled to receive, for a period of up to two years following the termination, certain medical benefits for him and/or his family at least equal to those which would have been provided to him and/or his family if his employment had not been terminated.

In the event either Mr. Scaggs or Mr. Bright is terminated in connection with a Change in Control, either 90 days prior to, or within 12 months following, he will be entitled to receive a severance payment in an amount equal to 2.5 times and 2.0 times, respectively, his average annual compensation as calculated for purposes of Section 280G of the Code. Any such severance payment will be paid to Mr. Scaggs in five semi-annual installments, and to Mr. Bright in four semi-annual payments. In addition, Messrs. Scaggs and Bright will each be entitled to receive, for a period of up to one year following termination, certain medical benefits for him and/or his family at least equal to those which would have been provided to him and/or his family if his employment had not been terminated.

For purposes of the Employment Agreements a “Change in Control” will occur on the date (i) either (a) a person acquires (or has acquired during the preceding 12 months) ownership of our stock possessing 30% or more of the total voting power of our common stock, or (b) a majority of our Board is replaced during any 12-month period by directors whose election is not endorsed by a majority of the members of our Board prior to such election; (ii) a person acquires (or has acquired during the preceding 12 months) our assets that have a total gross fair market value that is equal to or exceeds 40% of the total gross fair market value of all our assets immediately prior to such acquisition; or (iii) a person acquires ownership of our common stock that, together with common stock previously held, constitutes more than 50% of the total fair market value or total voting power of our common stock, provided that such person did not previously own 50% or more of the value or voting power of our common stock.

Each Employment Agreement also restricts the executives from competing against us, or soliciting our customers or employees, for a period of time following a termination of employment.

Severance and Non-Competition Agreement. We have entered into a severance and non-competition agreement with Carolyn H. Huscusson, our Chief Retail Officer (the “Severance Agreement”), as well as and with certain other employees of the Bank. The Severance Agreement is an agreement of severance benefits, payable in certain circumstances and not an agreement of employment for any period of time. The Severance Agreement provides for severance benefits if we terminate her without Cause or if she terminates employment for Good Reason (as defined in the Severance Agreement). These severance benefits consist of accrued benefits earned through the date of termination, payment in three semi-annual installments of an amount equal to 1.75 times Ms. Huscusson’s base salary, and certain medical benefits for her and her family for a period of up to one year following termination. In exchange, the Severance Agreement restricts Ms. Huscusson from competing against us, or soliciting our customers or employees, for a period of time following a termination of employment.

Outstanding Equity Awards at Fiscal Year-End

There are no outstanding equity awards.

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Director Compensation

The following table shows, for the year ended December 31, 2014, the cash compensation paid by us, as well as certain other compensation paid or accrued for the year ended December 31, 2014, to directors who are not named executive officers.

DIRECTOR COMPENSATION TABLE

Name (1)	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(2)	Total ($)
Ronald D. Beale	19,100	—	19,100
Louis E. Buck, Jr.	20,600	—	20,600
Adam W. Burrell, MD	20,350	—	20,350
Charles M. Edwards	24,350	—	24,350
Jim M. Garner	31,350	—	31,350
Stan M. Jeffress(3)	30,850	2,078	32,928
Fred H. Jones	31,100	—	31,100
Beverly W. Mason	27,350	—	27,350

_________________

(1)	For information on the fees paid to Roger D. Plemens for his service as a director, see the Summary Compensation Table on page 20.
(2)	For Mr. Jeffress, the amount represents split dollar imputed income of $2,078.
(3)	For Mr. Jeffress, the amounts do not include $104,328 paid under the CAP Plan (which includes compensation that Mr. Jeffress deferred during his previous employment with the Bank) and $98,973 paid under Mr. Jeffress’ Supplemental Executive Retirement Plan. Mr. Jeffress will not receive any further payments under the CAP Plan.

Directors’ Fees and Practices

During the year ended December 31, 2014, each of our directors received an retainer of $8,500. Mr. Jones, as Chairman of our Board received an additional retainer of $5,000; Mr. Garner, as Chairman of the Bank Board, received an additional retainer of $4,000; and Dr. Buck, as Chairman of our Audit Committee received an additional retainer of $3,000. In addition, during 2014, our directors, received $800 for each Board meeting attended, and $250 for each committee meeting attended, including meetings of committees of the Bank Board.

Director Survivor Income Agreements

The Bank has purchased insurance policies on the lives of Ronald D. Beale, Jim M. Garner, Fred H. Jones and Beverly W. Mason. The entire death benefit is paid to the Bank, which then pays the director’s beneficiary a $100,000 death benefit within 60 days of receipt of the death certificate. If a director is terminated from our Board, the death benefit is forfeited.

Long Term Capital Appreciation Plan

As discussed above, under “– Deferred Compensation, Retirement and Other Benefits” on page 18, the CAP Plan provides benefits to directors as well as executives. The following directors are participants in the CAP Plan: Ronald D. Beale, Jim M. Garner, Stan M. Jeffress, Fred H. Jones, Beverly W. Mason and Roger D. Plemens.

Long Term Care Insurance

Prior to 2014, the Bank purchased multi-year long term care insurance policies for the benefit of certain of its directors and their spouses.

Certain Relationships and Related Transactions

Certain directors, nominees for director and executive officers of the Company, companies with which directors, nominees for director and executive officers are associated, and/or the immediate family members of directors, nominees for director and executive officers of the Company are customers of the Bank and as such may from time to time borrow funds from the Bank within prescribed limitations, including those imposed by Section 402 of the Sarbanes-Oxley Act of 2002. Any such loans and commitments are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Company or the Bank, and do not involve more than the normal risk of collectability or present to the Bank other unfavorable features.

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Jim M. Garner, a director, owns 46% of Wayah Agency, Inc. (“Wayah”). Wayah provides insurance brokerage related services from time to time to the Bank. During the year ended December 31, 2014, Wayah served as an insurance broker for the Bank’s property and casualty insurance and bond products as well as some of the Bank’s employee benefit products. The Bank paid Wayah $43,000 in commissions from these transactions. It is anticipated that Mr. Garner, through Wayah, will provide insurance brokerage services to the Bank from time to time during the year ended December 31, 2015.

Fred H. Jones, a director, is the President and one-third owner of Jones, Key, Melvin & Patton, P.A. (“Jones Key”). Jones Key provides legal services from time to time to the Bank. During the year ended December 31, 2014, the Bank paid Jones Key $9,153 in exchange for legal services. It is anticipated that Jones Key will provide legal services to the Bank from time to time during the year ending December 31, 2015. Additionally, Mr. Jones’ son had a paid internship with the Bank during his summer vacation in 2012, and again in 2014.

Indebtedness of and Transactions with Related Persons

The Bank provides loans and other credit facilities in the ordinary course of its business to members of our Board, members of the Bank Board, and employees, including executive officers, and businesses in which the foregoing have direct or indirect interests, as well as the immediate family of the foregoing (together, “Related Persons”). In accordance with Federal Reserve Regulation O, the Bank has adopted a policy which sets forth the requirements applicable to such loans and other credit facilities. These loans and other credit facilities are made using the same credit and underwriting standards as are applicable to the general public, and such loans and other credit facilities do not involve more than the normal risk of collectability or present other unfavorable features. Pursuant to this policy, outstanding loans and other credit facilities to Related Persons are made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectability or present to the Bank other unfavorable features.

Our Board is charged with reviewing and approving all transactions that either we or the Bank may have from time to time with Related Persons other than transactions subject to Federal Reserve Regulation O, discussed above. All material facts of each transaction and the Related Person’s interest are discussed by all disinterested directors and a decision is made about whether the transaction is fair to the Company and the Bank. A majority vote of all disinterested directors is required to approve any transaction involving a Related Person.

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Proposal 2

APPROVAL OF THE

2015 LONG-TERM STOCK INCENTIVE PLAN

General

On March 26, 2015, the Board adopted the 2015 Long-Term Stock Incentive Plan (referred to in this section as the “2015 Plan”). The 2015 Plan, which is an equity compensation plan, will not become effective unless approved by the Company’s shareholders. The purpose of the 2015 Plan is to further and promote the interests of the Company and its shareholders by enabling the Company, its subsidiaries and related entities, including the Bank, to attract, retain and motivate key employees and directors, and to align their interests with those of the Company’s shareholders. Additionally, the 2015 Plan’s objectives are to provide a competitive reward for achieving longer-term goals, provide balance to short-term incentive awards, and reinforce a unified perspective among participants serving the Company in differing capacities and areas of focus. To do so, the 2015 Plan offers a variety of equity-based and other incentive awards and opportunities to provide key employees and certain other persons with a relationship with the Company or a subsidiary or related entity (such as non-employee directors), with a proprietary interest in maximizing the growth, profitability and overall success of the Company. Grants or awards of equity-based compensation under the 2015 Plan are sometimes referred to herein as “Awards”.

The Board wants to have available the means to attract new talent and retain current personnel as the Company and the Bank continue to grow. Key employees who are officers or managers of the Company, its subsidiaries and/or its related entities who are responsible for the management, growth and protection of the business of the Company, its subsidiaries and/or its related entities and whose performance or contribution, in the sole discretion of the Compensation Committee, benefits or will benefit the Company in a significant manner will be eligible for Awards. Non-employees (e.g., those with third party relationships such as non-employee directors of the Company and/or its subsidiaries) will also be eligible for Awards under the 2015 Plan.

It is anticipated that approximately 15 employees and nine directors will be eligible to participate in the 2015 Plan. The Compensation Committee plans to make Awards after receipt of shareholder approval; however, the value of the benefits or amounts that will be received by or allocated to the participants under the 2015 Plan are not determinable. Nor is it determinable what benefits or amounts would have been received by or allocated to participants during the fiscal year ended December 31, 2014 had the 2015 Plan then been in effect. On December 31, 2014, the closing price for the Company’s common stock on The NASDAQ Global Market was $14.39.

The 2015 Plan will be administered by the Compensation Committee, which is comprised of not less than three directors who are considered both “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act, and “outside directors” pursuant to Section 162(m) of the Code, and “independent” as that term is defined by the relevant stock exchange on which the Company’s common stock is then listed. Subject to the terms of the 2015 Plan and applicable law, the Compensation Committee (or its delegate) and/or the Board will have full power and authority to (i) designate participants; (ii) determine the type or types of Awards to be granted to each participant; (iii) determine the number of shares of the Company’s common stock to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, shares of the Company’s common stock, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, shares of the Company’s common stock, other Awards, other property and other amounts payable with respect to an Award will be deferred either automatically or at the election of the holder thereof or of the Compensation Committee; (vii) amend terms or conditions of any outstanding Awards, including without limitation, to accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised, provided, however, that except as provided in the 2015 Plan, the Committee may not accelerate the vesting of an Award to a date which is less than one year following the grant date of such Award; (viii) correct any defect, supply any omission and reconcile any inconsistency in the 2015 Plan or any Award, in the manner and to the extent it deems desirable to carry the 2015 Plan into effect; (ix) interpret and administer the 2015 Plan and any instrument or agreement relating to, or Award made under, the 2015 Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it deems appropriate for the proper administration of the 2015 Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (xi) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2015 Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.

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Each grant of an Award will be evidenced by a written agreement and/or other instrument in such form and containing such terms and conditions consistent with the 2015 Plan as the Compensation Committee may determine (“Award Agreement”).

The following description of the 2015 Plan is a summary of its terms and is qualified in its entirety by reference to the 2015 Plan, a copy of which is attached hereto as Appendix A.

Awards That May Be Granted

Eligible employees will be eligible for Awards of non-qualified stock options (“NSOs”), incentive stock options (“ISOs”), rights to receive shares of common stock at a future date or dates (“Restricted Stock Units”), restricted shares of the Company’s common stock (“Restricted Stock”), and/or performance units having a designated value (“Performance Units”). Non-employees (including non-employee directors of the Company) will be eligible for Awards of NSOs, Restricted Stock Units and/or Restricted Stock. If this Proposal 2 is approved by our shareholders, subject to appropriate recapitalization adjustments, a total of 654,637 shares of common stock will be available under the 2015 Plan for making Awards (458,246 shares allocated to Options, and 196,391 shares allocated to Restricted Stock and Restricted Stock Units). Except with respect to Awards then outstanding, unless sooner terminated, all Awards must be granted or awarded on or before the 10th anniversary of the date on which the 2015 Plan is approved by our shareholders and becomes effective by its terms.

Options. Options granted under the 2015 Plan may be either ISOs (for eligible employees) or NSOs (for eligible employees and non-employees). No ISO may be awarded under the 2015 Plan to any employee who owns more than 10% of the combined total voting power of the Company or any subsidiary, unless the requirements of Section 422(c)(6) of the Code are satisfied. The exercise price of any ISO or NSO (each, an “Option”) may not be less than 100% of the “fair market value” of a share of common stock on the date of grant, i.e. the closing sales price quoted by The NASDAQ Global Market on the date of grant. For any participant who owns 10% or more of the combined total voting power of the Company or any subsidiary, the exercise price of an ISO will not be less than 110% of the “fair market value” of a share of common stock on the date of grant.

Until an Option is exercised, the participant will not have any right to vote, to receive dividends, or to have or exercise any other rights as a shareholder. In addition, upon exercising an Option, the participant will not be entitled to any dividends declared and paid on the underlying shares between the date of grant and the date of exercise.

The Compensation Committee will determine the expiration date of each Option granted; provided, however, that the term of any ISO will not exceed 10 years. For any participant who owns 10% or more of the combined total voting power of the Company or any subsidiary, the term of each ISO will not exceed five years. In the Compensation Committee’s discretion, it may specify the period or periods of time within which each Option will vest and first become exercisable; provided, however, that except as provided in the 2015 Plan, an Option may not vest less than one year from its grant date.

Each Option granted under the 2015 Plan will terminate upon the expiration date established by the Compensation Committee in the applicable Award Agreement. Otherwise, subject to the terms of the applicable Award Agreement:

•	Upon termination of a participant’s employment, or termination of the term of a non-employee director, non-vested Options will be forfeited unless the termination is due to disability, retirement or death. In the event of disability, retirement or death, the Compensation Committee may, in its discretion and in compliance with applicable law, decide to vest some or all of the non-vested Options.

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•	Upon a non-employee director ceasing to be a director other than by reason of disability, retirement or death, vested NSOs may continue to be exercisable for up to 90 days if the Compensation Committee, in its discretion, so decides.
•	Upon termination of a participant’s employment, other than by reason of disability, retirement or death, vested ISOs may continue to be exercisable for up to 30 days if the Compensation Committee, in its discretion, so decides.
•	Upon termination of a participant’s employment by reason of disability, vested ISOs will continue to be exercisable until the earlier of one year and the term of the Option.
•	Upon termination of a participant’s employment by reason of retirement, vested ISOs will continue to be exercisable for three months.
•	Upon the death of a participant, vested Options will continue to be exercisable for one year following such participant’s death (but in no event will vested ISOs be exercisable more than one year from the date of such participant’s termination of employment due to disability or three months from the date of such participant’s termination of employment due to retirement, as applicable).
•	Upon a non-employee director ceasing to be a director or an employee being terminated, in each case by reason of disability or retirement, vested NSOs will continue to be exercisable for the unexpired term of the NSO.

Restricted Stock and Restricted Stock Units. The Compensation Committee may award Restricted Stock and/or Restricted Stock Units (“Restricted Awards”) to eligible employees and non-employees (including non-employee directors). Restricted Awards will vest in the participant in accordance with a vesting schedule established by the Compensation Committee and set forth in the relevant Award Agreement (the “Restriction Period”); provided, however, that except as provided in the 2015 Plan, a Restricted Award may not vest less than one year from its grant date. Until the expiration of the Restriction Period, and satisfaction of any other applicable restrictions, terms and conditions established by the Compensation Committee, the Restricted Award will be unvested and the participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate the Restricted Award (the “Transfer Restrictions”).

Except for the Transfer Restrictions, a participant will have, with respect to the shares of Restricted Stock, all the rights of a shareholder of the Company, including, without limitation, the right to vote the shares and to receive any cash dividends. Cash dividends will be paid on the Restricted Stock at the time cash dividends are paid to shareholders generally. Stock dividends issued with respect to Restricted Stock will be treated as additional Awards of Restricted Stock and will be subject to the same restrictions and other terms and conditions that apply to the shares of Restricted Stock with respect to which such stock dividends are issued. The Award Agreement will specify whether Restricted Stock Units are entitled to voting rights, dividend rights or any other rights during the Restriction Period.

Except with respect to performance-based restrictions, the Award Agreement may provide that some or all of the shares of common stock subject to the Restricted Award will become free of restrictions and/or may be issued, as applicable, in the event of a participant’s disability, retirement or death during the Restriction Period. Otherwise, upon termination of employment during the applicable Restriction Period, all outstanding Restricted Awards will be forfeited.

Performance Units. The Compensation Committee may award Performance Units to eligible employees under the 2015 Plan. If the applicable performance goals established by the Compensation Committee and set forth in the relevant Award Agreement are satisfied, a participant will be entitled to receive payment of the Performance Units in an amount equal to the designated value of each Performance Unit awarded, times the number of such Performance Units so earned. Payment in settlement of earned Performance Units will be made in cash. Upon termination of employment, all outstanding Performance Units will be forfeited unless the Award Agreement specifically provides otherwise.

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Performance Based Compensation Awards

Awards (other than Options) to certain senior executives will, if the Compensation Committee intends any such Award to qualify as ‘qualified performance based compensation’ under Section 162(m) of the Code, become earned and payable only if pre-established targets relating to one or more performance measures are achieved during a performance period or periods. Such targets may relate to the performance of the Company as a whole, or to one or more business units of the Company, and may be measured over such periods as the Compensation Committee establishes in the applicable Award Agreement. The Compensation Committee may utilize a number of performance measures as set forth in Section 10(b) of the Plan attached hereto as Exhibit A, such measures include, but are not limited to, return, revenue, income/earnings, expense, balance sheet/risk management, cash flow, share price strategic objectives, and other measures such as financial ratios, cost of capital or assets under management, and financing and other capital raising transactions. No more than 125,000 shares of common stock may be earned pursuant to any single performance award.

Changes in Control/Related Entity Dispositions

Subject to certain limited exceptions, in the event of a Change in Control, all outstanding Awards will become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to ISOs) and repurchase or forfeiture rights, except to the extent that such acceleration of exercisability would result in an “excess parachute payment” within the meaning of Code Section 280G.

Subject to certain limited exceptions, in the event of a Related Entity Disposition, all outstanding Awards issued to participants who are engaged primarily in service to the related entity will become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to ISOs) and repurchase and forfeiture rights.

A “Change in Control” occurs when there has been (i) a Change of Ownership; (ii) a Change in Effective Control; or (iii) a Change of Asset Ownership, each within the meaning of Section 409A of the Code. A Change of Ownership occurs on the date one person (or group) acquires ownership of stock of the Company that, together with stock previously held, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, provided that such person (or group) did not previously own 50% or more of the value or voting power of the stock of the Company. A Change in Effective Control occurs on the date either (i) one person (or group) acquires (or has acquired during the preceding 12 months) ownership of stock of the Company possessing 30% or more of the total voting power of the Company’s stock; or (ii) a majority of the Board is replaced during any 12 month period by directors whose election is not endorsed by a majority of the members of the Board prior to such election. A Change of Asset Ownership occurs on the date one person (or group) acquires (or has acquired during the preceding 12 months) assets from the Company that have a total gross fair market value that is equal to or exceeds 40% of the total gross fair market value of all the Company’s assets immediately prior to such acquisition.

A “Related Entity Disposition” means the sale, distribution, or other disposition by the Company or a subsidiary of all or substantially all of the interests of the Company or a subsidiary in any related entity effected by a sale, merger or other transaction involving that related entity, or the sale of all or substantially all of the assets of that related entity, other than any Related Entity Disposition to the Company or a subsidiary.

Recapitalization Adjustments

Subject to any required action by the Company’s shareholders, the number of shares of common stock covered by each outstanding Award, the number of shares authorized for issuance under the 2015 Plan but as to which no Awards have been granted or that have been returned to the Plan, and the exercise or purchase price of each such outstanding Award, as well as any other terms that the Compensation Committee require adjustment, may be proportionately adjusted for (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Company’s common stock, or similar event affecting the Company’s common stock; (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company; or (iii) as the Compensation Committee determines in its exclusive discretion, any other transaction with respect to Company’s common stock to which Code Section 424(a) applies or any similar transaction.

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Termination and Amendment

Unless sooner terminated, the 2015 Plan will continue in effect for a period of 10 years from the date the 2015 Plan is approved by the Company’s shareholders and becomes effective by its terms. After such date no further Awards may be granted under the 2015 Plan; however the termination of the 2015 Plan will not affect any previously granted Awards. The Board may at any time suspend, terminate, amend or alter the 2015 Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. Subject to certain limited exceptions, the Board may not make any such amendment, alteration, suspension or termination which would materially adversely affect the vested rights of any participant under any outstanding Award without the consent of such participant. The Compensation Committee has broad authority to amend or modify any outstanding Award and Award Agreement; however, subject to certain limited exceptions, it may not make any such amendments or modifications that materially adversely affect the rights of any participant without the consent of such participant.

Additional Limitations on Awards

Because the Company is seeking shareholder approval of the Plan within one year following the completion of the mutual-to-stock conversion, the Plan contains the following additional limitations, as required by the applicable federal banking regulations:

•	non-employee directors in the aggregate may not receive more than 30% of the shares of common stock authorized under the Plan;
•	any non-employee director may not receive more than 5% of the shares of common stock authorized under the Plan;
•	no individual may receive more than 25% of the shares of common stock authorized under the Plan;
•	Options and Restricted Stock Awards may not begin to vest earlier than one year after shareholders approve the Plan, and may not vest more rapidly than 20% per year;
•	accelerated vesting of Options and Restricted Stock Awards will not be permitted except for death, disability or upon a Change in Control; and
•	executive officers or directors must exercise or forfeit their Options in the event the Company becomes critically undercapitalized, is subject to enforcement action by the Board of Governors of the Federal Reserve System, or receives a capital directive.

The Plan complies with the applicable federal banking regulations; however such compliance does not constitute endorsement or approval of the Plan by the federal banking regulators.

Federal Income Tax Consequences

The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to Awards under the 2015 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

NSOs. An optionee will not recognize any taxable income upon the grant of an NSO and the Company will not be entitled to a tax deduction with respect to the grant of an NSO. Upon exercise of an NSO, the excess of the fair market value of the underlying shares of common stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee’s tax basis for the shares received pursuant to the exercise of an NSO will equal the sum of the compensation income recognized and the exercise price.

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In the event of a sale of shares of common stock received upon the exercise of an NSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such shares is more than one year.

ISOs. An optionee will not recognize any taxable income at the time of grant or exercise of an ISO while an employee (or within three months after termination of employment, or one year if termination is by reason of death or disability), and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an ISO may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to the Company, if the ISO is not exercised while the optionee is employed by the Company or within 90 days after termination of employment (or one year if termination is by reason of death or disability), or if the optionee subsequently engages in a ‘disqualifying disposition,’ as described below. Also, the excess of the fair market value of the underlying shares on the date of exercise over the exercise price will be an item of income for purposes of the optionee’s alternative minimum tax.

A sale or exchange by an optionee of shares acquired upon the exercise of an ISO more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the ISO will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the ISO or within one year from the date of transfer of the ISO shares to the optionee, such sale or exchange will generally constitute a ‘disqualifying disposition’ of such shares that will have the following results: any excess of (i) the lesser of (a) the fair market value of the shares at the time of exercise of the ISO and (b) the amount realized on such disqualifying disposition of the shares over (ii) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

Restricted Stock Units and Performance Units. The grant of an award of Restricted Stock Units or Performance Units will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such an Award, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount. Generally, upon a sale or other disposition of Restricted Stock with respect to which the participant has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the participant’s basis in such shares. Such gain or loss will be long-term capital gain or loss if the holding period for such shares is more than one year.

Performance Units. The grant of an award of Performance Units will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such an Award, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

The above and other descriptions of Federal income tax consequences are necessarily general in nature and do not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Such descriptions may not be used to avoid any Federal tax penalty, and are provided on the basis and with the intent that such descriptions may not be used to avoid any federal tax penalty. Such descriptions are written to support this Proxy Statement. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor. Finally, the consequences under applicable state and local income tax laws may not be the same as under the Federal income tax laws.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL

OF THE 2015 LONG-TERM STOCK INCENTIVE PLAN

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PROPOSAL 3

Ratification of Appointment of DIXON HUGHES GOODMAN LLP AS

OUR Independent REGISTERED PUBLIC ACCOUNTING FIRM for 2015

Dixon Hughes Goodman LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2014, has been appointed by the Audit Committee as our independent registered public accounting firm for the fiscal year ending December 31, 2015, and you are being asked to ratify this appointment. Fees charged by this firm are at rates and upon terms that are customarily charged by other independent registered public accounting firms. A representative of the firm will be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

Audit Fees Paid to Independent Auditor

The following table represents the approximate fees for professional services rendered by Dixon Hughes Goodman LLP for the audits of our annual consolidated financial statements and reviews of our interim consolidated financial statements and fees billed for audit-related services, tax services and all other services rendered for each of the fiscal years ended December 31, 2013 and 2014.

	Year Ended December 31
	2014	2013
Audit Fees(1)	$268,425	$108,150
Audit-Related Fees	—	—
Tax Fees(2)	19,415	19,115
All Other Fees	—	—
Total	$287,840	$127,265

__________________________

(1)	Audit Fees for 2014 consisted primarily of the audit of the company’s annual consolidated financial statements, reviews of the condensed consolidated financial statements included in the company’s quarterly reports on form 10-Q, and consent letters, comfort letters, and reviews of various filings related to our common stock offering. Audit Fees for 2013 consisted primarily of the audit of the company’s annual consolidated financial statements.
(2)	Represents amounts paid for assistance in the preparation of our various federal, state and local tax returns, and income tax analyses.

All audit related services, tax services and other services giving rise to the fees listed under “Audit-Related Fees”, “Tax Fees” and “All Other Fees” in the table above were pre-approved by the Audit Committee, which concluded that the provision of such services was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Charter of the Audit Committee provides for pre-approval of all audit and non-audit services to be provided by our independent auditors. The Charter also authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting. In both 2014 and 2013, 100% of the total fees paid for audit, audit related and tax services that were required to be pre-approved in accordance with the regulations were pre-approved.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY

THE APPOINTMENT OF DIXON HUGHES GOODMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015.

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SHAREHOLDER PROPOSALS

It is presently anticipated that the 2016 Annual Meeting of Shareholders will be held in May of 2016. If a shareholder desires to submit a proposal for possible inclusion in the proxy statement and form of proxy for our 2016 Annual Meeting, including a shareholder nominee for director, the proposal must be received by the Secretary of the Company at 14 One Center Court, Franklin, North Carolina 28734, by December 18, 2015 and meet all other applicable requirements for inclusion in the 2016 proxy statement.

In the alternative, a shareholder may commence his or her own proxy solicitation subject to the SEC’s rules on proxy solicitation and may present a proposal from the floor at the 2016 Annual Meeting. In order to do so, the shareholder must notify the Secretary of the Company, in writing, of his or her proposal at the Company’s main office no later than February 5, 2016. If the Secretary of the Company is not notified of the shareholder’s proposal by February 5, 2016, the Board may vote on the proposal pursuant to the discretionary authority granted by the proxies solicited by the Board for the 2016 Annual Meeting.

OTHER MATTERS

The Board knows of no other matters intended to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the SEC, excluding certain exhibits, is being delivered to shareholders together with this Proxy Statement. The complete Annual Report on Form 10-K may also be obtained by shareholders without charge by written request addressed to Marcia J. Ringle, Senior Vice President and Corporate Secretary, 14 One Center Court, Franklin, North Carolina 28734, or may be accessed on the Internet at www.maconbank.com, under the heading Investor Relations.

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APPENDIX A

ENTEGRA FINANCIAL CORP.

2015 LONG-TERM STOCK INCENTIVE PLAN

1.      Purpose. The purpose of this Plan is to further and promote the interests of Entegra Financial Corp. (the “Company”) and its shareholders by enabling the Company and its Subsidiaries and Related Entities, including Macon Bank (the “Bank”), to attract, retain and motivate key employees and certain other persons with a relationship with the Company or a Subsidiary or Related Entity (such as Non-Employee Directors), and to align the interests of key employees and Non-Employee Directors with those of the Company’s shareholders. Additionally, this Plan’s objectives are to provide a competitive reward for achieving longer-term goals, provide balance to short-term incentive awards, and reinforce one unified perspective among Participants serving the Company in differing capacities and areas of focus. To do so, this Plan offers a variety of equity-based and other incentive awards and opportunities to provide such key employees and non-employees described above with a proprietary interest in maximizing the growth, profitability and overall success of the Company.

2.      Definitions. For purposes of this Plan, the following terms shall have the meanings set forth below:

2.1      “Award” means an award, grant or issuance of an Option, Restricted Stock, Restricted Stock Units and/or Performance Unit made to a Participant under Sections 6, 7, and/or 8.

2.2      “Award Agreement” means the agreement pursuant to which an Award is granted, which may, but need not, be executed by the Participant. Such Award Agreement shall be in the form of a written agreement evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.3      “Board” means the Board of Directors of the Company, as constituted from time to time.

2.4      “Change in Control” means a “change in control” as defined by Section 409A. Section 409A provides that a “change in control” means (i) a Change of Ownership, (ii) a Change in Effective Control, or (iii) a Change of Asset Ownership, in each case, as defined herein.

2.4.1      “Change of Ownership” shall be deemed to have occurred on the date one person (or group) acquires ownership of stock of the Company that, together with stock previously held, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, provided that such person (or group) did not previously own 50% or more of the value or voting power of the stock of the Company.

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2.4.2      “Change in Effective Control” shall be deemed to have occurred on the date either (A) one person (or group) acquires (or has acquired during the preceding 12 months) ownership of stock of the Company possessing 30% or more of the total voting power of the Company’s stock or (B) a majority of the Company’s Board of Directors is replaced during any 12 month period by directors whose election is not endorsed by a majority of the members of the Company’s Board of Directors prior to such election.

2.4.3       “Change of Asset Ownership” shall be deemed to have occurred on the date one person (or group) acquires (or has acquired during the preceding 12 months) assets from the Company that have a total gross fair market value that is equal to or exceeds 40% of the total gross fair market value of all the Company’s assets immediately prior to such acquisition.

2.5      “Code” means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.6      “Committee” means the Compensation Committee of the Board, as constituted in accordance with Section 3.

2.7      “Common Stock” means the Common Stock of the Company.

2.8      “Company” means Entegra Financial Corp., a North Carolina corporation, and any successor thereto.

2.9      “Covered Employee” means an individual who is, for a given fiscal year of the Company, (i) a “covered employee” within the meaning of Section 162(m) of the Code or (ii) designated by the Committee but not later than 90 days following the start of such year (or such other time as may be required or permitted by Section 162(m) of the Code) as an individual whose compensation for such fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

2.10      “Death” means the date and time of death of a Participant who has received an Award, as established by the relevant death certificate.

2.11      “Director” means any member of the Company’s Board and, for eligibility purposes, a director of any Subsidiary or Related Entity

2.12      “Disability” means the date on which a Participant who has received an Award becomes totally and permanently disabled. A Participant shall be considered totally and permanently disabled if he or she (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for at least three (3) months under an accident and health plan covering employees of the Participant’s employer. If a Participant is determined to be totally disabled by the Social Security Administration, he or she shall also be considered totally and permanently disabled for purposes of the Plan.

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2.13      “Exchange Act” means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.14      “Fair Market Value” means the market price per share of Common Stock, determined by the Committee in accordance with the requirements of Sections 409A and 422 of the Code, as of the date specified in the context within which such term is used:

2.14.1      If the Company’s Common Stock is (a) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market or the NASDAQ Global Select Market), (b) listed on any national market system or (c) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a share of the Company’s Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of the Company’s Common Stock on the date in question, the closing sales price for a share of Company’s Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

2.14.2      If the Company’s Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Company’s Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of the Company’s Common Stock on such date, the high bid and low asked prices for a share of the Company’s Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

2.14.3      If the Company’s Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be the fair market value of the Company’s Common Stock established by the Committee in good faith.

2.14.4      The Committee shall maintain a written record of its method of determining Fair Market Value.

2.15      “Incentive Stock Option” means any stock option granted pursuant to the provisions of Section 6 that is intended to be (and is specifically designated as) an “incentive stock option” within the meaning of Section 422 of the Code.

2.16      “Non-Employee Director” means a member of the Board or of the Board of Directors of a Subsidiary or a Related Entity who is not an employee of the Company, any Subsidiary or any Related Entity.

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2.17      “Non-Qualified Stock Option” means any stock option awarded pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

2.18      “Parent” means a corporation, other than the Company, in an unbroken chain of corporations ending with the Company, if on the date of grant of an Award each corporation, other than the Company, owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.19      “Participant” means a key employee or non-employee who is selected by the Committee under Section 5 to receive an Award.

2.20      “Performance Award” means an Award designated as such pursuant to Section 10.

2.21      “Performance Period” means the period established by the Committee at the time any Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are measured.

2.22      “Performance Units” means the units of monetary value granted under Section 8.

2.23      “Plan” means this Entegra Financial Corp. 2015 Long-Term Stock Incentive Plan, as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

2.24      “Registration” means the registration by the Company under the Securities Act and applicable state securities and “blue sky” laws of this Plan, of the Offering of Awards under this Plan and/or Common Stock acquirable under this Plan.

2.25      “Related Entity” means a corporation or other entity, other than the Company, to which the Participant primarily provides services on the date of grant of an Award, and any corporation or other entity, other than the Company, in an unbroken chain of corporations or other entities beginning with the Company in which each corporation or other entity has a controlling interest in another corporation or other entity in the chain, ending with the corporation or other entity that has a controlling interest in the corporation or other entity to which the Participant primarily provides services on the date of grant of an Award. For a corporation, a controlling interest means ownership of stock possessing at least 50% of total combined voting power of all classes of stock, or at least 50% of the total value of all classes of stock. For a partnership or limited liability company, a controlling interest means ownership of at least 50% of the profits interest or capital interest of the entity. In determining ownership, the provisions set forth in Treasury Regulation §§1.414(c)-3 and 1.414(c)-4 apply.

2.26      “Related Entity Disposition” means the sale, distribution, or other disposition by the Company or a Subsidiary of all or substantially all of the interests of the Company or a Subsidiary in any Related Entity effected by a sale, merger or other transaction involving that Related Entity, or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Company or a Subsidiary. To the extent Section 409A applies to an Award, a Related Entity Disposition means a Change in Control of the Related Entity under Section 409A.

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2.27      “Restricted Award” means an Award of Restricted Stock and/or Restricted Stock Units pursuant to the provisions of Section 7.

2.28      “Restricted Stock” means the restricted shares of Common Stock granted pursuant to the provisions of Section 7 with the restriction that the holder may not sell, transfer, pledge, or assign such Restricted Stock and such other restrictions (which other restrictions may expire separately or in combination, at one time, from time to time or in installments), as determined by the Committee in accordance with and as set forth in this Plan and/or the applicable Award Agreement.

2.29      “Restricted Stock Units” means a contractual right granted under Section 7 that is denominated in Shares. Each Restricted Stock Unit represents a right to receive the value of one Share upon the terms and conditions set forth in this Plan and the applicable Award Agreement. Awards of Restricted Stock Units may include, without limitation, the right to receive dividend equivalents.

2.30      “Retirement” means (i) as to officers and employees, retirement from active employment with the Company and its Subsidiaries in accordance with the Company’s “Retirement Plan” and (ii) as to Non-Employee Directors, the same as “Retirement” under the Retirement Policy then in effect for the applicable Board upon the date of the receipt of an Award; provided, however, that in the case of any Award granted under the Plan to which Section 409A applies, the Participant must have a Separation from Service in order to obtain payment of the Award due to Retirement.

2.31      “Section 162(m) Compensation” means “qualified performance-based compensation” under Section 162(m) of the Code.

2.32      “Section 409A” means Section 409A of the Code, as amended, including regulations and guidance issued thereunder from time to time.

2.33      “Section 424 Corporate Transaction” means the occurrence, in a single transaction or a series of related transactions, of any one or more of the following: (i) a sale or disposition of all or substantially all of the assets of the Company and its Subsidiaries; (ii) a sale or other disposition of more than 50% of the outstanding stock of the Company; (iii) the consummation of a merger or similar transaction after which the Company is not the surviving corporation; (iv) the consummation of a merger, consolidation, or similar transaction after which the Company is the surviving corporation but the shares outstanding immediately preceding the merger, consolidation, or similar transaction are converted or exchanged by reason of the transaction into other stock, property, or cash; or (v) a distribution by the Company (excluding an ordinary dividend or a stock split or stock dividend described in Treasury Regulation §1.424-1(e)(4)(v)).

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2.34      “Securities Act” means the Securities Act of 1933, as in effect and amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.35      “SEC” means the Securities and Exchange Commission and any successor thereto.

2.36      “Separation from Service” means an employee, director, or other person providing services to the Company, a Subsidiary or a Related Entity has a “separation from service” within the meaning of Section 409A, including when the Participant dies, retires or has a termination of service as explained in the following provisions:

2.36.1      The employment relationship is treated as continuing intact while the Participant is on military leave, sick leave, or other bona fide leave of absence, if the period of leave does not exceed six (6) months or, if longer, as long as the Participant’s right to reemployment with the Company, a Subsidiary or a Related Entity is provided by statute or contract. A leave of absence is bona fide only if there is a reasonable expectation that the employee will return to perform services for the Company, a Subsidiary or a Related Entity. If the period of leave exceeds six (6) months and the Participant’s right to reemployment is not provided by statute or contract, the employment relationship shall be deemed to terminate on the first day immediately following the six (6) month period;

2.36.2      A director or contractor has a separation from service upon the expiration of the contract, and if there is more than one contract, all contracts, under which the director or contractor performs services as long as the expiration is a good faith and complete termination of the contractual relationship; and

2.36.3      If a Participant performs services in more than one capacity, the Participant must separate from service in all capacities as an employee, director, and contractor. Notwithstanding the foregoing, if a Participant provides services both as an employee and a director, the services provided as a director are not taken into account in determining whether the Participant has a separation from service as an employee under a nonqualified deferred compensation plan in which the Participant participates as an employee and that is not aggregated under Section 409A with any plan in which the Participant participates as a director. In addition, if a Participant provides services both as an employee and a director, the services provided as an employee are not taken into account in determining whether the Participant has a separation from service as a director under a nonqualified deferred compensation plan in which the Participant participates as a director and that is not aggregated under Section 409A with any plan in which the Participant participates as an employee.

2.37      “Specified Employee” means “specified employee” as defined by Section 409A.

2.38      “Stock Options” means Incentive Stock Options and Non-Qualified Stock Options.

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2.39      “Subsidiary(ies)” means a subsidiary corporation, whether now or hereafter existing, under Code Section 424(f).

3.      Administration.

3.1      The Committee. This Plan shall be administered by the Committee. The Committee shall be comprised of not less than three (3) of the then members of the Board who are “non-employee directors” within the meaning of SEC Regulation §240.16b-3, or any successor thereto, promulgated under the Exchange Act, who are “outside Directors” pursuant to Section 162(m) of the Code and who are “independent” as that term is defined by the relevant stock exchange on which the Common Stock is then listed. Members of the Committee shall serve at the pleasure of the Chair of the Board, and the Chair of the Board may at any time and from time to time remove members from the Committee, or, subject to the immediately preceding sentence, add members to the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Any act or acts approved in writing by all of the members of the Committee then serving shall be the act or acts of the Committee (as if taken by unanimous vote at a meeting of the Committee duly called and held).

3.2      Plan Administration and Plan Rules. Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full power and authority to: (a) designate Participants; (b) determine the type or types of Awards to be granted to each Participant under the Plan; (c) determine the number of shares of Common Stock to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (d) determine the terms and conditions of any Award; (e) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (f) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (g) amend terms or conditions of any outstanding Awards, including without limitation, to accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised; provided, however, that except as provided herein, in no event shall the Committee have the discretion to accelerate the vesting of any Award to a date which is less than one year following the date of such Award’s grant; (h) correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Award, in the manner and to the extent it shall deem desirable to carry the Plan into effect; (i) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan (j) establish, amend, suspend or waive such rules and regulations and appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (k) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations. Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board shall have all of the authority and responsibility granted to the Committee herein.

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3.3      Section 409A Matters. It is intended that the Plan and the Awards issued hereunder fall within available exemptions from the application of Section 409A (for example, the incentive stock option exemption, the exemption for certain nonqualified stock options and stock appreciation rights issued at Fair Market Value, the restricted property exemption, and/or the short-term deferral exemption) and are therefore not required to comply with Section 409A requirements. The Plan and the Awards will be administered and interpreted in a manner consistent with the intent set forth herein. Notwithstanding anything to the contrary in this Plan or in any Award Agreement, (a) this Plan and each Award Agreement may be amended from time to time as the Committee may determine to be necessary or appropriate in order to avoid this Plan, any grant of any Awards, or any Award Agreement from resulting in the inclusion of any compensation in the gross income of any Participant under Section 409A, and (b) if any provision of this Plan or of any Award Agreement would otherwise result in the inclusion of any compensation in the gross income of any Participant under Section 409A, then such provision shall not apply as to such Participant and the Committee, in its discretion, may apply in lieu thereof another provision that (in the judgment of the Committee) accomplishes the intent of this Plan or such Award Agreement without resulting in such inclusion so long as such action by the Committee does not violate Section 409A. The Company makes no representation or warranty regarding the treatment of this Plan or the benefits payable under this Plan or any Award Agreement under federal, state or local income tax laws, including Section 409A.

3.4      Regulatory Matters. It is intended that this Plan and the Awards issued hereunder comply with all applicable regulatory requirements, including but not limited to 12 CFR § 239.63 as it applies to management stock benefit plans implemented within 12 months following a mutual-to-stock conversion. Notwithstanding anything to the contrary in this Plan or in any Award Agreement, the Plan and the Awards will be administered and interpreted in a manner consistent with all applicable regulatory requirements, including but not limited to the following:

(a)                non-employee directors in the aggregate may not receive more than 30% of the shares of Common Stock authorized under the Plan;

(b)               any non-employee director may not receive more than 5% of the shares of Common Stock authorized under the Plan;

(c)                no individual may receive more than 25% of the shares of Common Stock authorized under the Plan;

(d)               Options and Restricted Stock Awards may not begin to vest earlier than one (1) year after shareholders approve the Plan, and may not vest more rapidly than 20% per year;

(e)                accelerated vesting of Options and Restricted Stock Awards will not be permitted except for Death, Disability or upon a Change in Control; and

(f)                executive officers or directors must exercise or forfeit their Options in the event the Company becomes critically undercapitalized, is subject to enforcement action by the Board of Governors of the Federal Reserve System, or receives a capital directive.

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3.5      Liability Limitation. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by the Articles of Incorporation and/or Bylaws of the Company as then in effect and to the fullest extent under any directors and officers liability insurance coverage which may be in effect from time to time.

4.      Term of Plan/Common Stock Subject to Plan.

4.1      Term. This Plan shall terminate on ________, 2025, except with respect to Awards then outstanding. After such date no further Awards shall be granted under this Plan.

4.2      Common Stock Subject to Plan.

4.2.1      Common Stock. The Board shall reserve for Awards under this Plan 654,637 shares of the authorized and unissued shares of Common Stock. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof or from no par value to par value, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of this Plan. Common Stock which may be issued under this Plan shall be authorized and unissued shares. No fractional shares of Common Stock shall be issued under this Plan.

4.2.2      Available Shares. Subject to Section 4.3, the maximum number of shares of Common Stock authorized for issuance under this Plan shall be 654,637, of which the maximum number of shares of Common Stock that may be issued pursuant to Awards of Restricted Stock and Restricted Stock Units under the Plan is 196,391 and the maximum number that may be issued pursuant to Option exercises is 458,246.

4.3      Computation of Available Shares. Subject to the provisions of the following sentence, for the purpose of computing the total number of shares of Common Stock available for Awards, there shall be counted against the limitations set forth in Section 4.2 the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under this Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, canceled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under this Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards; provided, however, that forfeited Awards shall not again be available for Awards under this Plan if the Participant received, directly or indirectly, any of the benefits of ownership of the securities of the Company underlying such Award, including, without limitation, the benefits described in Section 7.1.

5.      Eligibility. Employees eligible for Awards under the Plan shall consist of key employees who are officers or managers of the Company, its Subsidiaries and/or its Related Entities who are responsible for the management, growth and protection of the business of the Company, its Subsidiaries and/or its Related Entities and whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company in a significant manner. Non-employees (e.g., those with third party relationships such as Non-Employee Directors of the Company and/or a Subsidiary and/or a Related Entity) shall be eligible for Awards of Non-Qualified Stock Options, Restricted Stock Units and/or Restricted Stock at the sole discretion of the Committee.

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6.      Stock Options.

6.1      Terms and Conditions. Stock Options awarded under this Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options. Such Stock Options shall be subject to the terms and conditions of this Plan and any additional terms and conditions, not inconsistent with the express terms and conditions of this Plan, as the Committee shall set forth in the applicable Award Agreement.

6.2      Grant. Stock Options may be granted under this Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards. Notwithstanding the above, no Incentive Stock Options shall be granted to any employee who owns more than ten percent (10%) of the combined total voting power of the Company or any Subsidiary, unless the requirements of Section 422(c)(6) of the Code are satisfied.

6.3      Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of Award; provided, however, that the exercise price of any Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of the Award of such Stock Option. For any Participant who owns ten percent (10%) or more of the combined total voting power of the Company or any Subsidiary, the exercise price of an Incentive Stock Option shall not be less than 110% of such Fair Market Value.

6.4      Requirements for Non-Qualified Stock Options. All Non-Qualified Stock Options shall be issued at no less than 100% of Fair Market Value as provided for in Section 6.3. The number of shares subject to each Non-Qualified Stock Option will be fixed in the applicable Award Agreement. When the Non-Qualified Stock Options are transferred or exercised, the transfer or exercise shall be subject to taxation under Code Section 83 and Treasury Regulation §1.83-7. No Non-Qualified Stock Option awarded hereunder shall contain any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the option under Treasury Regulation §1.83-7 or the time the shares of Common Stock acquired pursuant to the exercise of the option first becomes substantially vested as defined in Treasury Regulation §1.83-3(b). Further, each Non-Qualified Stock Option will comply with any other Section 409A requirement in order to maintain the status of the Non-Qualified Stock Option as exempt from the requirements of Section 409A.

6.5      Limitation on Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Incentive Stock Options may be granted only to employees of the Company or a subsidiary corporation (as defined in Section 422(a) of the Code). Notwithstanding any designation as an Incentive Stock Option, to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s Incentive Stock Options that become exercisable for the first time during any calendar year exceeds $100,000, such excess Options shall be treated as Non-Qualified Stock Options. For purposes of the foregoing, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares shall be determined as of the time of grant.

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6.6      Term. The term of each Stock Option shall be such period of time as is fixed by the Committee at the time of grant; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years after the date the Incentive Stock Option is awarded. For any Participant who owns ten percent (10%) or more of the combined total voting power of the Company or any Subsidiary, the term of each Incentive Stock Option shall not exceed five (5) years.

6.7      Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Corporate Secretary of the Company, or such other officer of the Company as the Committee shall designate, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the terms of the relevant Award Agreement or by the Committee (on either a selective or group basis), and by applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment, or by delivery of other forms or methods of payment, including Shares, net settlement, broker assisted cashless exercise or any combination thereof. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes.

6.8      Date of Exercise. Vesting dates of Stock Options awarded to a Participant will be determined by the Committee in its discretion and specified in the applicable Award Agreement, provided however that except as provided herein, in no event shall the vesting period of an Option be less than one year from its date of grant. Stock Options that meet the vesting requirements may be exercised in whole or in part at any time and from time to time during their specified terms.

6.9      Shareholder Rights. Until Stock Options are exercised, a Participant shall not have any right to vote, to receive dividends, or to have or exercise any other rights as a shareholder. In addition, on exercise of a Stock Option, the Participant shall not be entitled to any dividends declared and paid on the underlying shares between the date of grant and the date of exercise.

7.      Restricted Awards.

7.1      Terms and Conditions. Restricted Awards shall be in the form of grants of Restricted Stock and/or Restricted Stock Units. Restricted Awards shall be subject to the terms and conditions set forth in this Section 7, if applicable, Section 10, and any additional terms and conditions, not inconsistent with the express terms and provisions of this Plan, as the Committee shall set forth in the applicable Award Agreement. The Award Agreement shall specify the vesting schedule and whether the Restricted Stock Unit is entitled to voting rights, dividend rights or any other rights; provided, however, that except as otherwise provided herein, a Restricted Award shall not vest any sooner than the one year anniversary of its date of grant. The Committee may specify in the applicable Award Agreement that any or all dividends, dividend equivalents or other distributions, as applicable, paid on Restricted Stock and/or the share of Common Stock underlying a Restricted Stock Unit, as applicable, prior to vesting or settlement, as applicable, be paid either in cash or in additional Common Stock and either on a current or deferred basis and that such dividends, dividend equivalents or other distributions may be reinvested in additional Common Stock, which may be subject to the same restrictions as the underlying Awards; provided, however, that dividends, dividend equivalents or other distributions, as applicable, on Restricted Stock and/or Restricted Stock Units, as applicable, with restrictions that lapse as a result of the achievement of performance conditions shall be deferred until and paid contingent upon the achievement of the applicable performance conditions.

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7.2      Restricted Stock Grants. An Award of Restricted Stock is an Award of Common Stock and an Award of Restricted Stock Units is an Award of a contractual right to receive Common Stock, in each case, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer, pledge, hypothecation or other disposition of such Common Stock or contractual right, as applicable, and the requirements that such Common Stock or contractual right, as applicable, be forfeitable as set forth in the applicable Award Agreement.

7.3      Grants of Awards.

7.3.1      Restricted Awards may be granted alone or in addition to any other Awards. Subject to the terms of this Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Award made to any Participant.

7.3.2      Shares of Restricted Stock subject to a Restricted Award or a Restricted Stock Unit shall be issued in an uncertificated form and registered in the name of the Participant. The stock transfer books of the Company’s designated Stock Transfer Agent shall be noted with the following notation with reference to the shares made subject to such Restricted Award:

“These shares are subject to the terms and restrictions of the Entegra Financial Corp. 2015 Long-Term Stock Incentive Plan and the applicable Award Agreement thereunder; such shares are subject to forfeiture or cancellation under the terms of said Plan; and such shares shall not be sold, transferred, assigned, pledged, encumbered, or otherwise alienated or hypothecated except pursuant to the provisions of said Plan, a copy of which Plan is available from the Corporate Secretary of Entegra Financial Corp. upon request.”

The shares of Common Stock underlying such Award shall be held in uncertificated form until the restrictions thereon shall have lapsed and all of the terms and conditions applicable thereto have been satisfied.

7.4      Restriction Period. In accordance with Sections 7.1 and 7.2, Restricted Awards shall only become unrestricted and vest in the Participant in accordance with such vesting schedule relating to any service period restriction applicable to such Restricted Award as set forth in the relevant Award Agreement (the “Restriction Period”); provided that except as provided herein, such Restriction Period shall be no less than one year from date of grant. During the Restriction Period applicable to an Award of Restricted Stock, the applicable shares of Common Stock shall be unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such shares. Upon expiration of the Restriction Period, and satisfaction of any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Award of Restricted Stock or the Restricted Stock Units, or a portion thereof as the case may be, as provided in Section 7.5.

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7.5      Distribution of Shares. After expiration of the Restriction Period and the satisfaction and/or lapse of the restrictions, terms and conditions set by the Committee in respect of an Award of Restricted Stock, the number of shares of Common Stock vested in the Participant shall remain in uncertificated form but the notation set forth in Section 7.3.2 shall be removed on or before the 30th day following the satisfaction and/or lapse of the restrictions, terms and conditions. The remaining shares, if any, issued in respect of such Restricted Award shall either be forfeited and canceled, or shall continue to be subject to the restrictions, terms and conditions set by the Committee, as the case may be. After expiration of the Restriction Period and the satisfaction and/or lapse of the restrictions, terms and conditions set by the Committee in respect of an Award of Restricted Stock Units, the number of shares of Common Stock vested in the Participant shall be issued to the Participant in uncertificated form no later than the 15th day of the third month following the end of the Participant’s taxable year in which he or she vests in the Award. The remaining shares, if any, issued in respect of such Restricted Award shall either be forfeited and canceled, or shall continue to be subject to the restrictions, terms and conditions set by the Committee, as the case may be.

If, and to the extent the Committee intends that a Restricted Award granted under this Section 7 shall constitute or give rise to Section 162(m) Compensation, such Restricted Award shall be structured in accordance with the requirements of Section 10, including the performance criteria set forth therein, and any such Restricted Award shall be considered a Performance Award for purposes of the Plan.

7.6      Shareholder Rights. A Participant shall have, with respect to the shares of Common Stock received under an Award of Restricted Stock, except as provided in Section 7.3.2, all of the rights of a shareholder of the Company, including, without limitation, the right to vote the shares and to receive any cash dividends. Cash dividends shall be paid on the Restricted Stock at the time cash dividends are paid to stockholders generally. Stock dividends issued with respect to such Restricted Stock shall be treated as additional Awards of Restricted Stock grants and shall be subject to the same restrictions and other terms and conditions that apply to the shares of Restricted Stock with respect to which such stock dividends are issued.

8.      Performance Units.

8.1      Terms and Conditions. Awards of Performance Units shall be subject to the terms and conditions set forth in this Section 8, if applicable, Section 10, and any additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Committee shall set forth in the applicable Award Agreement.

8.2      Performance Unit Grants. A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria are not met within a designated period of time.

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8.3      Grants. Performance Units may be awarded alone or in addition to any other Awards. Subject to the terms of this Plan, the Committee shall determine the number of Performance Units to be awarded to a Participant and the Committee may impose different terms and conditions on any particular Performance Units awarded to any Participant.

8.4      Performance Goals and Performance Periods. Participants receiving Awards of Performance Units shall only earn and be entitled to payment in respect of such Awards if the Company, a Subsidiary and/or another Related Entity specified by the Committee and/or the Participant satisfy certain performance goals during and in respect of one of more designated performance period(s) of at least 12 consecutive months as determined by the Committee. Such goals and periods shall be established by the Committee in its sole discretion and shall be set forth in writing in the Award Agreement. Performance periods may overlap each other from time to time, and the Committee may set different performance periods for different performance goals. The Committee shall also establish in the Award Agreement a written schedule or schedules for such Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the performance goals at the end of the relevant performance period(s).

For example, an Award Agreement may require a Participant to meet a certain personal performance goal at the end of a 12 month period and also require the Company to meet a total shareholder return within a three (3) year period, with the total shareholder return measured at the end of each calendar year occurring within the three (3) year period. In this case, if a Participant meets his or her personal performance goal at the end of the 12 month period but the Company does not meet the total shareholder return at that time, the Participant shall not be entitled to any payment at that time. However, he or she could become entitled to payment if the Company later meets the required total shareholder return at the end of the second or third year as provided in the Award Agreement. At the end of the third year, if the Company has not met the required total shareholder return, the Performance Units will be forfeited.

8.5      Payment of Units. With respect to each Performance Unit, the Participant shall, if the applicable performance goals have been satisfied by the Company, a Subsidiary and/or a Related Entity and/or the Participant, as applicable, during the relevant performance period(s), be entitled to receive payment in an amount equal to the designated value of each Performance Unit awarded times the number of such Performance Units so earned. Payment in settlement of earned Performance Units shall be made on or before the 75th day following the conclusion of the applicable performance period(s) in cash as provided in the relevant Award Agreement, but no later than the 15th day of the third month following the end of the Participant’s taxable year that includes or coincides with the end of the performance period.

If, and to the extent the Committee intends that an Award granted under this Section 8 shall constitute or give rise to Section 162(m) Compensation, such Award shall be structured in accordance with the requirements of Section 10, including the performance criteria set forth therein, and any such Award shall be considered a Performance Award for purposes of the Plan.

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9.      Deferral Elections. Subject to the following provisions and to the extent permitted by applicable law, the Committee may permit a Participant to elect to defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or settlement of any Award made under the Plan other than an Award of Stock Options.

9.1      Stock Options awarded under Section 6 shall not be deferred under this Section 9.

9.2      If so provided in the Award Agreement, and permitted by applicable law, payment of Restricted Stock and payment of Shares under a Restricted Stock Unit, may be deferred by the Participant if the following conditions are met: (i) the Participant makes his or her deferral election on or before the 30th day following the grant of the Award, (ii) at the time of the deferral election, the Participant must continue to provide services to the Company (or a Subsidiary or Related Entity) for at least 12 months in order to obtain the right to payment of the Restricted Stock, and (iii) the applicable Restriction Period will not end for at least 12 months following the date of the deferral election.

9.3      If so provided in the Award Agreement and permitted by applicable law, payment of Performance Units in cash may be deferred by the Participant if the following conditions are met: (i) the Participant continues to provide services to the Company (or a Subsidiary or Related Entity) continuously from the date the performance goals are established through the date of the deferral election, and (ii) the Participant makes his or her deferral election at least six (6) months prior to the end of the last performance period giving rise to the Participant’s right to payment of Performance Units; provided, however, that in no event will an election to defer be made after the payment of the Performance Units has become both substantially certain and readily ascertainable.

If a deferral election is permitted under this Section 9, the Committee shall establish rules and procedures for such deferrals, including, without limitation, the payment or crediting of reasonable interest on such deferred amounts credited in cash or the crediting of dividend equivalents in respect of deferred Awards credited in Shares.

10.      Performance Awards. Awards made to Covered Employees may be designated by the Committee as Performance Awards and constituting Section 162(m) Compensation. Performance Awards shall comply with the following terms and conditions and with such additional terms and conditions as the Committee shall determine, in either case not inconsistent with the provisions of the Plan:

(a)      A Performance Award shall condition the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction or such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of the Plan, the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

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(b)      Each such Performance Award shall include a pre-established formula, such that payment, retention or vesting of the Award is subject to the achievement during a Performance Period or Performance Periods, as determined by the Committee, of a level or levels of, or increases or decreases, in each case as determined by the Committee, one or more of the following performance measures or any other performance measure reasonably determined by the Committee, with respect to the Company, a Subsidiary and/or a Related Entity:

(i)      return measures (including, but not limited to, total shareholder return; return on equity; return on tangible common equity; return on tier 1 common equity; return on assets or net assets; return on risk-weighted assets; and return on capital (including return on total capital or return on invested capital));

(ii)      revenues (including, but not limited to, total revenue; gross revenue; net revenue; revenue growth; and net sales);

(iii)      income/earnings measures (including, but not limited to, earnings per share; earnings or loss (including earnings before or after interest, taxes, depreciation and amortization); gross income; net income after cost of capital; net interest income; non-interest income; fee income; net interest margin; operating income (before or after taxes); pre- or after-tax income or loss; pre- or after-tax operating income; net earnings; net income or loss; operating margin; gross margin; and adjusted net income);

(iv)      expense measures (including, but not limited to, expenses; operating efficiencies; non-interest expense and operating/efficiency ratios or percentages; and improvement in or attainment of expense levels or working capital levels (including cash and accounts receivable));

(v)      balance sheet/risk management measures (including, but not limited to, loans; deposits; assets; tangible equity; charge-offs; net charge-offs; non-performing assets or loans; risk-weighted assets; classified assets; criticized assets; allowance for loans and lease losses; loan loss reserves; asset quality levels; year-end cash; investments; interest-sensitivity gap levels; regulatory compliance; satisfactory internal or external audits; financial ratings; shareholders’ equity; tier 1 capital; and liquidity);

(vi)      cash flow measures (including, but not limited to, cash flow or cash flow per Share (before or after dividends); and cash flow return on investment);

(vii)      Share price measures (including, but not limited to, Share price; appreciation in and/or maintenance of Share price; and market capitalization);

(viii)      strategic objectives (including, but not limited to, market share; debt reduction; operating efficiencies; customer satisfaction; customer or customer household growth; employee satisfaction; research and development achievements; branding; mergers and acquisitions; merger integration; succession management; people development; management retention; expense reduction initiatives; reductions in costs; risk management; regulatory compliance and achievements; and recruiting and maintaining personnel); and

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(ix)      other measures (including, but not limited to, financial ratios (including those measuring liquidity, activity, profitability or leverage); cost of capital or assets under management; and financing and other capital raising transactions).

Performance criteria may be measured on an absolute or relative basis, may be established on a corporate-wide basis or with respect to one or more business units, may be based on a ratio or separate calculation of any performance criteria and may be made relative to an index or one or more of the performance goals themselves. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. Performance measures may vary from Performance Award to Performance Award and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 10 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Section 162(m) Compensation or requirements of any applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations. Notwithstanding any provision of this Plan to the contrary, the Committee shall not be authorized to increase the amount payable under any Performance Award upon attainment of such pre-established formula.

(c)      Performance Awards shall be settled only after the end of the relevant Performance Period. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with a Performance Award but, to the extent required by Section 162(m) of the Code, may not exercise discretion to increase any amount payable to a Covered Employee in respect of a Performance Award intended to qualify as Section 162(m) Compensation. Any settlement that changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award does not, solely for that reason, fail to qualify as Section 162(m) Compensation.

(d)      For a Performance Award subject to any pre-established formula, no more than 125,000 shares of Common Stock can be paid in satisfaction of such Award to any Participant, subject to adjustment as provided in Section 13.

11.      Termination of Employment or Service.

11.1      General. Subject to the terms and conditions of Section 14, if, and to the extent, the terms and conditions under which an Award may be exercised, earned out or settled after a Participant’s termination of employment (or other engagement) or a Non-Employee Director ceases to be a director, for any particular reason shall not have been set forth in the relevant Award Agreement, by and as determined by the Committee in its sole discretion and in accordance with Section 409A to the extent Section 409A applies to the Award, the following terms and conditions shall apply as appropriate and as not inconsistent with the terms and conditions, if any, of such Award Agreement:

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11.1.1      Except as otherwise provided in this Section 11.1.1 or Section 14:

(a)      If the employment by the Company or any of its Subsidiaries or Related Entities of a Participant who is an employee or the term of a Participant who is a Non-Employee Director is terminated for any reason (other than Disability, Retirement or Death) while Stock Options granted to such Participant are non-vested, such Participant’s rights, if any, to exercise any non-vested Stock Options, if any, shall immediately terminate and the Participant (and such Participant’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interest in or with respect to any such Stock Options. In the event of Disability, Retirement or Death while a Participant’s Stock Options are non-vested, such non-vested Stock Options shall become vested to the extent determined by the Committee in compliance with applicable law.

(b)      The Committee, in its sole discretion, may determine that vested Incentive Stock Options, if any, of a Participant whose employment terminates other than by reason of Disability, Retirement or Death, to the extent exercisable immediately prior to such termination of employment or service as a director, may remain exercisable for a specified time period not to exceed thirty (30) days after such termination (subject to the applicable terms and provisions of this Plan).

(c)      If a Participant’s termination of employment is due to Disability, the Participant shall have the right, subject to the applicable terms and provisions of this Plan and the relevant Award Agreement, to exercise Incentive Stock Options, if any, at any time within the period ending on the earlier of the end of the term of such Incentive Stock Options and the first anniversary of the date of termination due to Disability (to the extent such Participant was entitled to exercise any such Incentive Stock Options immediately prior to such termination).

(d)      If a Participant’s termination of employment is due to Retirement, the Participant shall have the right, subject to the applicable terms and provisions of this Plan and the relevant Award Agreement, to exercise Incentive Stock Options, if any, at any time within three (3) months following such termination due to Retirement (to the extent such Participant was entitled to exercise any such Incentive Stock Options immediately prior to such termination).

(e)      If any Participant dies while entitled to exercise a Stock Option, if any, such Participant’s estate, designated beneficiary or other legal representative, as the case may be, shall have the right, subject to the applicable provisions of the Plan (and any rules or procedures hereunder) and the relevant Award Agreement, to exercise such Stock Options, if any, at any time within one (1) year from the date of such Participant’s Death (but in no event more than one (1) year from the date of such Participant’s termination of employment due to Disability or three (3) months from the date of such Participant’s termination of employment due to Retirement, as applicable).

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(f)      If vested Stock Options held by a Participant who is an employee and whose employment is terminated by reason of Disability or Retirement are Non-Qualified Stock Options, the Participant shall have the right, subject to the applicable terms and provisions of this Plan and the relevant Award Agreement, to exercise such Non-Qualified Stock Options at any time following the Participant’s termination of employment (to the extent the Participant was entitled to exercise such Non-Qualified Stock Options immediately prior to such termination) and prior to the expiration date of such Non-Qualified Stock Options as fixed by the Committee and set forth in the Award Agreement related thereto.

(g)      In the event of the Disability, Retirement or Death of a Non-Employee Director while the Non-Employee Director’s Non-Qualified Stock Options are non-vested, such non-vested, Non-Qualified Stock Options shall become vested to the extent determined by the Committee. The Committee, in its sole discretion, may determine that vested Non-Qualified Stock Options, if any, of a Non-Employee Director who ceases to be a director other than by reason of Disability, Retirement or Death, to the extent exercisable immediately prior to such cessation, may remain exercisable for a specified time period not to exceed 90 days after such cessation (subject to the applicable terms and provisions of this Plan and the relevant Award Agreement). If the cessation of a Non-Employee Director’s status as a director is due to Retirement or Disability, the Non-Employee Director shall have the right, subject to the applicable terms and provisions of this Plan and the relevant Award Agreement, to exercise such vested Non-Qualified Stock Options, if any, at any time within the period following such cessation due to Retirement or Disability (to the extent such Non-Employee Director was entitled to exercise any such Non-Qualified Stock Options immediately prior to such cessation) and prior to the expiration date of such Non-Qualified Stock Options as fixed by the Committee and as set forth in the Award Agreement related thereto. If any Non-Employee Director dies while entitled to exercise Non-Qualified Stock Options, such Non-Employee Director’s estate, designated beneficiary or other legal representative, as the case may be, shall have the right, subject to the applicable provisions of this Plan and the relevant Award Agreement, to exercise such Non-Qualified Stock Options, if any, at any time within one (1) year from the date of such Non-Employee Director’s Death.

11.1.2      Unless otherwise provided in the Award Agreement, if a Participant’s employment with the Company or any of its Subsidiaries or Related Entities is terminated for any reason (other than Disability, Retirement or Death) prior to the satisfaction and/or lapse of the restrictions, terms and conditions applicable to Restricted Award(s), such Restricted Award or Awards shall be forfeited. Except with respect to restrictions which are performance-based, the Committee so determines in its discretion, the Award Agreement may provide that some or all of the shares of Common Stock subject to Restricted Award(s) shall become free of restrictions in the event of a Participant’s Disability, Retirement or Death during the Restriction Period.

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11.1.3      Unless otherwise provided in the Award Agreement, if a Participant’s employment with the Company or any of its Subsidiaries or Related Entities is terminated for any reason prior to the completion of any Performance Period, all of such Participant’s Performance Units earnable in relation to such Performance Period shall be forfeited. If the Committee so determines in its discretion, the Award Agreement may provide that some or all of such Participant’s Performance Units will be paid if the Participant’s termination of employment is due to Disability, Retirement or Death during the Performance Period.

12.      Non-transferability of Awards.

12.1      Except as otherwise provided in Section 12.2, no Award under this Plan or any Award Agreement, and no rights or interests therein, shall or may be assigned, transferred, sold, exchanged, pledged, disposed of or otherwise hypothecated or encumbered by a Participant or any beneficiary thereof, except by testamentary disposition or the laws of descent and distribution. No such right or interest shall be subject to seizure for the payment of the Participant’s (or any beneficiary’s) debts, judgments, alimony, or separation maintenance or be transferable by operation of law in the event of the Participant’s (or any beneficiary’s) bankruptcy or insolvency. Except as otherwise provided in Section 12.2, during the lifetime of a Participant, Stock Options are exercisable only by the Participant.

12.2      A Participant who holds Non-Qualified Stock Options (whether such Stock Options were Non-Qualified Stock Options when awarded or subsequent to the Award thereof became Non-Qualified Stock Options pursuant to applicable law or any provision of this Plan) may assign those Non-Qualified Stock Options to a Permitted Assignee (as defined below) at any time after the Award is made, but prior to the expiration date, of such Non-Qualified Stock Options if as of the time of such transfer (i) a registration statement on Form S-8 (or any successor form) filed by the Company under the Securities Act, with respect to this Plan (and the Awards granted and shares of Common Stock issuable hereunder) and (ii) a registration statement on Form S-3 (or any successor form) filed by the Company under the Securities Act with respect to shares of Common Stock issuable to Permitted Assignees have been declared effective by the SEC and all applicable state securities and blue sky authorities, and remain in effect. Each such transferred Non-Qualified Stock Option shall continue to be governed by the applicable terms and provisions of this Plan (and any rules or procedures hereunder) and the applicable Award Agreement with the transferor Participant, and the Permitted Assignee shall be entitled to the same rights and subject to the same obligations, restrictions, limitations and prohibitions under this Plan and such Award Agreement as the transferor Participant, as if such assignment had not taken place; provided, however, that no Non-Qualified Stock Option assigned to a Permitted Assignee may be assigned by that Permitted Assignee. The term “Permitted Assignee” shall mean such persons and entities as are permitted assignees of Non-Qualified Stock Options under the SEC’s regulations, rules and interpretations existing at the time of the proposed transfer.

13.      Changes in Capitalization and Other Matters.

13.1      No Corporate Action Restriction. The existence of this Plan, Award Agreements and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s, any Subsidiary’s or any Related Entity’s capital structure or its business, (b) any merger, share exchange or change in the ownership of the Company, any Subsidiary or any Related Entity, (c) any issuance of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s, any Subsidiary’s or any Related Entity’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company, any Subsidiary or any Related Entity, (e) any sale or transfer of all or any part of the Company’s, any Subsidiary’s or any Related Entity’s assets or business, or (f) any other corporate act or proceeding by the Company, any Subsidiary or any Related Entity. No Participant, Permitted Assignee, beneficiary or any other person shall have any claim against any member of the Board, the Committee, the Company, any Subsidiary or any Related Entity as a result of any such action.

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13.2      Recapitalization Adjustments. Subject to any required action by the Company’s shareholders, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Committee determines in its exclusive discretion require adjustment, shall be proportionately adjusted for (a) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the shares of Common Stock, or similar event affecting the shares of Common Stock; (b) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; or (c) as the Committee determines in its exclusive discretion, any other transaction with respect to Common Stock to which Code Section 424(a) applies or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Such adjustment, if any, shall be made by the Committee in its exclusive discretion, and its determination shall be final, binding and conclusive. Except as the Committee determines in its exclusive discretion, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

14.      Changes in Control/Related Entity Dispositions.

14.1      Acceleration of Awards Vesting. Except as otherwise provided in Section 14.2, the following provisions apply as applicable:

14.1.1      Change in Control. On the specified effective date of a Change in Control, each Award that is at the time outstanding automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all the shares at the time represented by such Award (except to the extent that such acceleration of exercisability would result in an “excess parachute payment” within the meaning of Code Section 280G). Notwithstanding the foregoing provisions, the Committee may, in its exclusive discretion, provide as part of a Section 424 Corporate Transaction that any one or more of the foregoing provisions shall not apply.

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14.1.2      Related Entity Disposition. On the specified effective date of a Related Entity Disposition, for each Participant who on such specified effective date is engaged primarily in service to the Related Entity that is the subject of the Related Entity Disposition, each Award that is at the time outstanding automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase and forfeiture rights, immediately prior to the specified effective date of such Related Entity Disposition, for all the shares at the time represented by such Award. Notwithstanding the foregoing provisions, the Committee may, in its exclusive discretion, provide as part of a Section 424 Corporate Transaction that any one or more of the foregoing provisions shall not apply.

14.1.3      Code Section 424 Matters. The Committee may provide in any Award, Award Agreement, or as part of a Section 424 Corporate Transaction, that if the requirements of Treas. Reg. §1.424-1 (without regard to the requirement described in Treas. Reg. §1.424-1(a)(2) that an eligible corporation be the employer of the optionee) would be met if the stock right were an Incentive Stock Option, the substitution of a new stock right pursuant to a Section 424 Corporate Transaction for an outstanding stock right or the assumption of an outstanding stock right pursuant to a Section 424 Corporate Transaction shall not be treated as the grant of a new stock right or a change in the form of payment. The requirement of Treas. Reg. §1.424-1(a)(5)(iii) is deemed satisfied if the ratio of the exercise price to the Fair Market Value of the shares of Common Stock immediately after the substitution or assumption is not greater than the ratio of the exercise price to the Fair Market Value of the shares of Common Stock immediately before the substitution or assumption. In the case of a transaction described in Code Section 355 in which the stock of the distributing corporation and the stock distributed in the transaction are both readily tradable on an established securities market immediately after the transaction, the requirements of Treas. Reg. §1.424-1(a)(5) may be satisfied by:

(1)	using the last sale before or the first sale after the specified date as of which such valuation is being made, the closing price on the last trading day before or the trading day of a specified date, the arithmetic mean of the high and low prices on the last trading day before or the trading day of such specified date, or any other reasonable method using actual transactions in such stock as reported by such market on a specified date, for the stock of the distributing corporation and the stock distributed in the transaction, provided the specified date is designated before such specified date, and such specified date is not more than 60 days after the transaction;
(2)	using the arithmetic mean of such market price on trading days during a specified period designated before the beginning of such specified period, when such specified period is no longer than 30 days and ends no later than 60 days after the transaction; or
(3)	using an average of such prices during such pre-specified period weighted based on the volume of trading of such stock on each trading day during such pre-specified period.

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14.2      Six-Month Rule. The provisions of Section 14.1 shall not apply to any Award that has been granted and outstanding for less than six (6) months as of the date of the Change in Control or Related Entity Disposition.

14.3      Payment. On or before the 60th day after a Change in Control or Related Entity Disposition occurs, (a) the holder of an Award of Restricted Stock shall receive shall be entitled to have the notation set forth in Section 7.3.2 removed from the Company’s stock transfer books reflecting his or her ownership of such shares of Common Stock, (b) the holder of Restricted Stock Units shall be entitled to have issued to the Participant the shares of Common Stock underlying the Participant’s Restricted Stock Units, and (c) the holder of an Award of Performance Units shall receive payment of the value of such Award in cash. Notwithstanding the foregoing, to the extent Section 409A applies to an Award, payment of the Award shall be made no later than the 15th day of the third month following the Participant’s taxable year in which the Change in Control or Related Entity Disposition occurred (or is deemed to have occurred pursuant to Section 14.4).

14.4      Termination as a Result of a Potential Change in Control. In determining the applicability of Section 14.1.1 as it relates to a Change in Control, if (a) a Participant’s employment is terminated by the Company, any Subsidiary or any Related Entity (and the termination constitutes a Separation from Service) prior to a Change in Control without Cause (as defined in Section 14.5) at the request of a Person (as defined in Section 14.5) who has entered into an agreement with the Company the consummation of which will constitute a Change of Control, or (b) the Participant terminates his or her employment with the Company, any Subsidiary or any Related Entity for Good Reason prior to a Change in Control (and incurs a Separation from Service) and the circumstance or event which constitutes Good Reason occurs at the request of the Person described in Section 14.5.4, then for purposes of this Section 14, a Change in Control shall be deemed to have occurred immediately prior to such Participant’s termination of employment.

14.5      Definitions. For purposes of this Section 14, the following words and phrases shall have the meaning specified:

14.5.1      “Beneficial Owner” shall have the meaning set forth in SEC Regulation §240.13d-3 or any successor regulation.

14.5.2      “Cause” shall mean, unless otherwise defined in an employee Participant’s individual employment agreement with the Company, any Subsidiary or any Related Entity (in which case such employment agreement definition shall govern), (a) the indictment of the Participant for any serious crime, (b) the willful and continued failure by the Participant to substantially perform the Participant’s duties, as they may be defined from time to time, with the Participant’s primary employer or to abide by the written policies of the Company or the Participant’s primary employer (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness), or (c) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, any Subsidiary or any Related Entity, monetarily or otherwise. For purposes of the preceding sentence, no act shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that such act, or failure to act, was in the best interests of the Company and its Subsidiaries.

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            14.5.3      “Good Reason” for termination by a Participant of the Participant’s employment shall mean, unless otherwise defined in an employee Participant’s individual employment agreement with the Company, any Subsidiary or any Related Entity (in which case such employment agreement definition shall govern), a Participant’s voluntary Separation from Service when the following conditions are satisfied:

(a)                The Separation from Service occurs no later than two (2) years after the initial existence of one or more of the following conditions that arise without the Participant’s consent:

                                                                                                        i.            a material diminution in the Participant’s base compensation;

                                                                                                      ii.            a material diminution in the Participant’s authority, duties, or responsibilities;

                                                                                                    iii.            a material change in the geographical location at which the Participant performs services; or

                                                                                                    iv.            any other act or failure to act that constitutes a material breach by the Company, a Subsidiary, or a Related Entity of any individual employment agreement under which the Participant provides services; and

(b)      The Participant gives written notice to the Board or other governing body of the entity to which the Participant primarily provides services of the condition described in subparagraph (1) above within 90 days of its initial existence, and upon receipt of the written notice, the Company, Subsidiary, or Related Entity has 30 days to cure it.

14.5.4      “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 14(d) and 15(d) thereof; provided, however, a Person shall not include (a) the Company or any Subsidiary, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary qualified under Section 401(a) of the Code, (c) an underwriter temporarily holding securities pursuant to an offering of such securities, or (d) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of securities of the Company.

14.5.5      “Surviving Entity” shall mean only an entity in which all or substantially all of the Company’s shareholders immediately before any merger, share exchange or liquidation become shareholders by the terms of such merger, share exchange or liquidation.

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14.6      Adverse Tax Consequences. If the making of any payment or payments pursuant to this Section 14 or otherwise would (a) subject the Participant to an excise tax under Code Section 4999, or any like or successor section thereto, or (b) result in the Company’s loss of a federal income tax deduction for such payments under Code Section 280G, or any like or successor section thereto (either or both, an “Adverse Tax Consequence”), then, unless otherwise expressly provided in a relevant Award Agreement, the payments attributable to this Plan that are “parachute payments” within the meaning of Code Section 280G may be reduced, as determined by the Committee in its sole discretion, but after consultation with the Participant affected, to the extent necessary to avoid any Adverse Tax Consequence. Any disputes regarding whether any payments to a Participant would result in an Adverse Tax Consequence shall be resolved by an opinion of a nationally recognized accounting firm acceptable to the Company and the Participant (with the Company’s independent auditors being deemed acceptable).

15.      Amendment, Suspension and Termination.

15.1      In General. The Board may suspend or terminate this Plan (or any portion thereof) at any time and may amend or otherwise alter this Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary; provided, however, that no such amendment shall, without the requisite shareholder approval to the extent required by law or the rules of any exchange upon which the Common Stock is listed or any market on which the Common Stock is qualified for quotation, (a) except as provided in Section 13, materially increase the number of shares of Common Stock which may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, (c) materially increase the benefits accruing to Participants under this Plan, or (d) extend the termination date of this Plan. No such amendment, alteration, suspension or termination shall (i) materially adversely affect the vested rights of any Participant under any outstanding Award, without the consent of such Participant (except to the extent any amendment, alteration, suspension or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules, accounting or tax rules or regulations, or any “clawback” or recoupment laws, rules or regulations, or (ii) make any change that would disqualify this Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from (A) the exemption provided by SEC Regulation §240.16b-3, or any successor thereto, or (B) the benefits provided under Section 422 or any successor thereto. Further provided, that no amendment, suspension, or termination shall be effected if it will violate Section 409A, to the extent that Section 409A applies to the portion(s) of this Plan being so amended, suspended and/or terminated.

15.2      Award Agreements. The Committee may amend or modify at any time and from time to time any outstanding Award and Award Agreement, in any manner to the extent that the Committee would have had the authority under this Plan to initially determine the restrictions, terms and provisions of such Award, including, without limitation, to change the date or dates as of which Stock Options may be exercised provided, however, that except as provided in Section 3.2, in no event shall the Committee have the discretion to accelerate the vesting of an Award to a date which is less than one year following the date of such Award’s grant. No such amendment or modification shall, however, materially adversely affect the vested rights of any Participant under any such Award and Award Agreement without the consent of such Participant (except to the extent any amendment, alteration, suspension or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules, accounting or tax rules or regulations, or any “clawback” or recoupment laws, rules or regulations. Further provided, that no amendment or modification shall be effected if it will violate Section 409A, to the extent that Section 409A applies to the portion(s) of the Award and Award Agreement being so amended or modified. Finally notwithstanding anything in this Plan or an Award Agreement to the contrary, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, other awards or Options (including cash buyouts and voluntary surrender of underwater Options) with an exercise price that is less than the exercise price of the original Options without shareholder approval.

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16.      Miscellaneous.

16.1      Tax Withholding. The Company shall have the right to deduct from any payment or settlement under this Plan, including, without limitation, the exercise of any Stock Option, the payment of any Performance Unit or the delivery or vesting of any shares of Common Stock, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such tax withholding, such Common Stock shall be valued based on the Fair Market Value of such shares as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act.

16.2      No Right to Employment. Neither the adoption of this Plan, the granting of any Award, nor the execution of any Award Agreement shall confer upon any employee of the Company, any Subsidiary or any Related Entity any right to continued employment with the Company, any Subsidiary or any Related Entity, as the case may be, nor shall it interfere in any way with the right, if any, of the Company, any Subsidiary or any Related Entity to terminate the employment of any employee at any time for any reason.

16.3      No Right to Participate. No employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants or other persons under this Plan. The terms and conditions of Award Agreements need not be the same with respect to each Participant. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

16.4      Unfunded Plan. This Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards. Any liability of the Company to any Person with respect to any Award or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of this Plan or any such Award or Award Agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company, any Subsidiary or Related Entity. Nothing contained in this Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof, any Permitted Assignee or any other person) any equity or other interest of any kind in any assets of the Company, any Subsidiary or any Related Entity creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary, any Related Entity and/or any such Participant, any beneficiary, any Permitted Assignee or any other person.

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16.5      Payments to a Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participant under this Plan so long as the establishment of the trust agreement(s) is consistent with Code Section 409A and other applicable law.

16.6      Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company, any Subsidiary or any Related Entity unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company, its Subsidiaries or its Related Entities. The existence of this Plan notwithstanding, the Company, any Subsidiary or any Related Entity may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

16.7      Severable Provisions. If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.

16.8      No Fractional Shares of Common Stock. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional shares of Common Stock, or whether such fractional shares of Common Stock or any rights thereto shall be canceled, terminated or otherwise eliminated.

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16.9      Listing, Registration and Other Legal Compliance. No Award shall be made and no shares of the Common Stock shall be issued under this Plan, and no assignment of a Non-Qualified Stock Option to a Permitted Assignee shall be made, unless legal counsel for the Company shall be satisfied that such issuance or assignment will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment of any Award, share issuance or assignment of Non-Qualified Stock Options, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Shares delivered under this Plan may be subject to such stop transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the SEC and the applicable securities market and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement) for (a) the making of any determination, (b) the issuance or other distribution of shares of Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary, any Related Entity or any Participant (or any designated beneficiary or other legal representative) or any Permitted Assignee to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken.

16.10      Award Agreements. Each Participant receiving an Award shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall be deemed to have agreed to the restrictions, terms and conditions of the Award set forth therein.

16.11      Designation of Beneficiary. Each Participant to whom an Award has been made may designate a beneficiary or beneficiaries to receive any payment which under the terms of this Plan and the relevant Award Agreement may become payable on or after the Participant’s death. At any time, and from time to time, any such designation may be changed or canceled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate. If the Participant designates more than one beneficiary, any payments under this Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

16.12      Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules, policies and regulations and to make determinations, as it deems appropriate, under this Plan in respect of any leave of absence from the Company, any Subsidiary or any Related Entity granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company, any such Subsidiary or Related Entity. Provided, however, that to the extent Section 409A applies to any portion(s) of the Plan, the determination of whether a leave of absence constitutes a Separation from Service for purposes of those portion(s) shall be made in accordance with Section 409A, and a leave of absence of longer than six (6) months shall be considered a Separation from Service for those portion(s) of the Plan subject to Section 409A unless the Participant has a contractual or statutory right to return to work at the end of a longer leave of absence. If a Participant transfers within the Company, or to or from any Subsidiary or Related Entity, such Participant shall not be deemed to have terminated employment as a result of such transfers.

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16.13      Payments Upon Termination of Employment and Delay of Certain Payments. For purposes of this Agreement, to the extent an Award is subject to Section 409A, and payment or exercise of such Award on account of a termination of employment or a Non-Employee Director ceasing to be a director shall only be made if the Participant incurs a Separation from Service. Payment will occur on or before the 60th day after the Separation from Service; provided, however, that if the Participant is a Specified Employee, payment of the Award shall be made on the first day of the seventh (7th) month following the Separation from Service.

16.14      Cancellation or “Clawback” of Awards. The Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes relating to clawback or recoupment. Notwithstanding anything to the contrary contained herein, the Committee may, to the extent permitted by applicable law and stock exchange rules or by any applicable Company policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to the Participant or any Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Shares underlying such Awards.

16.15      Notices. Except as otherwise provided herein, any notice that the Company or a Participant may be required or permitted to give to the other shall be in writing and shall be deemed duly given when delivered personally or deposited in the United States mail, first class postage prepaid, and properly addressed: Notice, if to the Company, shall be sent to its Corporate Secretary at the following address:

Entegra Financial Corp.
14 One Center Court
Franklin, NC 28734

Any notice sent by mail by the Company to a Participant shall be sent to the most current address of the Participant as reflected on the records of the Company as of the time said notice is required. In the case of a deceased Participant, any notice shall be given to the Participant’s personal representative if such representative has delivered to the Company evidence satisfactory to the Company of such representative’s status as such and has informed the Company of the address of such representative by notice pursuant to this Section 16.15.

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16.16      Governing Law. This Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to principles of conflict of laws. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of this Plan.

16.17      Effective Date. This Plan became effective as of _____________, 2015, as a result of its approval by the holders of a majority of the Company’s outstanding Common Stock at the Company’s 2015 Annual Meeting of Shareholders.

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Entegra FINANCIAL

IMPORTANT ANNUAL MEETING INFORMATION

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MR A SAMPLE
DESIGNATION (IF ANY)
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C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

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1. Election of Directors to serve for the terms specified in the Proxy Statement dated April 6, 2015: A Proposals — The Board of Directors recommends a vote FOR all of the nominees listed, and FOR Proposals 2 and 3. 01 - Ronald D. Beale 04 - Louis E. Buck, Jr. 07 - Charles M. Edwards 02 - Stan M. Jeffress 05 - Adam W. Burrell, MD 08 - Jim M. Garner 03 - Roger D. Plemens 06 - Beverly W. Mason 09 - Fred H. Jones 2. Approve the Entegra Financial Corp. 2015 Long-Term Stock Incentive Plan. For Against Abstain 3. Ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. For Against Abstain For Against Abstain For Against Abstain For Against Abstain In their discretion, the proxies are authorized to vote upon such other business and matters as may properly come before the Annual Meeting or at any adjournment(s) thereof. The Board of Directors is not aware of any other business to be conducted at the Annual Meeting. B Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

14 ONE CENTER COURT, FRANKLIN, NORTH CAROLINA 28734 This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints the Board of Directors of Entegra Financial Corp., and each of them, as proxies (and if the undersigned is a proxy, as substitute proxies), with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of Entegra Financial Corp. common stock held of record by the undersigned at the close of business on April 1, 2015 at the Annual Meeting of Shareholders to be held on May 21, 2015 at 10:00 A.M., Eastern Time, at the Corporate Center, 14 One Center Court, Franklin, North Carolina 28734 and at any adjournment(s) thereof. This proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each nominee, and FOR Proposals 2 and 3. This Proxy is revocable prior to its exercise. The shares represented by this proxy card will be voted at the Annual Meeting if the proxy card is properly signed, dated and received by Computershare, Entegra Financial Corp.’s transfer agent, prior to the time of the Annual Meeting. Shareholders’ voting instructions will be held in strict confidence. PLEASE VOTE, DATE AND SIGN, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. The undersigned acknowledge(s) receipt of the Notice of 2015 Annual Meeting of Shareholders and Proxy Statement, dated April 6, 2015. If you vote by telephone or the Internet, please DO NOT mail back this proxy card. .. Proxy — Entegra Financial Corp. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please be sure to sign and date this Proxy. Please sign exactly as your name(s) appear(s) above. When shares are held by joint owners, both should sign. When signing as an executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

A Proposals — The Board of Directors recommends a vote FOR all of the nominees listed, and FOR Proposals 2 and 3. 1. Election of Directors to serve for the terms specified in the Proxy Statement dated April 6, 2015: For Against Abstain For Against Abstain For Against Abstain 01 - Ronald D. Beale 04 - Louis E. Buck, Jr. 07 - Charles M. Edwards 02 - Stan M. Jeffress 05 - Adam W. Burrell, MD 08 - Jim M. Garner 03 - Roger D. Plemens 06 - Beverly W. Mason 09 - Fred H. Jones 2. Approve the Entegra Financial Corp. 2015 Long-Term Stock Incentive Plan. For Against Abstain 3. Ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. For Against Abstain In their discretion, the proxies are authorized to vote upon such other business and matters as may properly come before the Annual Meeting or at any adjournment(s) thereof. The Board of Directors is not aware of any other business to be conducted at the Annual Meeting. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON BOTH SIDES OF THIS CARD

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

Proxy — Entegra Financial Corp. 14 ONE CENTER COURT, FRANKLIN, NORTH CAROLINA 28734 This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints the Board of Directors of Entegra Financial Corp., and each of them, as proxies (and if the undersigned is a proxy, as substitute proxies), with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of Entegra Financial Corp. common stock held of record by the undersigned at the close of business on April 1, 2015 at the Annual Meeting of Shareholders to be held on May 21, 2015 at 10:00 A.M., Eastern Time, at the Corporate Center, 14 One Center Court, Franklin, North Carolina 28734 and at any adjournment(s) thereof. This proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each nominee, and FOR Proposals 2 and 3. This Proxy is revocable prior to its exercise. The shares represented by this proxy card will be voted at the Annual Meeting if the proxy card is properly signed, dated and received by Computershare, Entegra Financial Corp.’s transfer agent, prior to the time of the Annual Meeting. Shareholders’ voting instructions will be held in strict confidence. PLEASE VOTE, DATE AND SIGN, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. The undersigned acknowledge(s) receipt of the Notice of 2015 Annual Meeting of Shareholders and Proxy Statement, dated April 6, 2015. If you vote by telephone or the Internet, please DO NOT mail back this proxy card. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please be sure to sign and date this Proxy. Please sign exactly as your name(s) appear(s) above. When shares are held by joint owners, both should sign. When signing as an executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON BOTH SIDES OF THIS CARD